PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
--------------------------------

PROSPECTUS DATED NOVEMBER 30, 1998

----------------------------------------------------------------

Prudential Small Company Value Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is capital growth. The Fund invests primarily in a carefully selected portfolio of common stocks--generally stocks of smaller, less well known companies that typically have valuations which, in the investment adviser's view, are temporarily low relative to the companies' earnings, assets, cash flow and dividends. The Fund's purchase and sale of put and call options and related short-term trading may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell options on stocks, stock indices and foreign currencies, foreign forward exchange contracts and futures contracts on stock indices and foreign currencies and options thereon in accordance with limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated November 30, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL SMALL COMPANY VALUE FUND?

    Prudential Small Company Value Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The Fund's investment objective is capital growth. It seeks to achieve this objective by investing primarily in a carefully selected portfolio of common stocks--generally stocks of smaller, less well known companies (with market capitalizations less than $1.5 billion or a corresponding market capitalization in foreign markets) that typically have valuations which, in the investment adviser's view, are temporarily low relative to the companies' earnings, assets, cash flow and dividends. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

    In seeking to achieve its investment objective, the Fund generally invests in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the largest stocks included in the Standard & Poor's 500 Composite Stock Index. As a result, the Fund's portfolio has generally been made up of common stocks issued by smaller, less well known companies selected by the investment adviser on the basis of fundamental investment analysis. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money. See "How the Fund Invests--Investment Objective and Policies" at page 9. The Fund may also engage in various hedging and return enhancement strategies, including using derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 10. In addition, the Fund may invest up to 15% of its total assets in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "Investment Objective and Policies--Foreign Securities" at page 10.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (the Manager) is the manager of the Fund and is compensated for its services at an annual rate of .70 of 1% of the Fund's average daily net assets. As of October 31, 1998, the Manager served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $68.2 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (the Subadviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with the Manager. See "How the Fund is Managed--Manager" at page 16.

  WHO DISTRIBUTES THE FUND'S SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee at the rate of .25 of 1% of the average daily net assets of the Class A shares and 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund.

    See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 34.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge, which may be imposed either (i) at the time of purchase (Class A or Class C shares) or
  (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 5% of
                         the offering price.

     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:   Sold with an initial sales charge of 1% and, for 18
                         months after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but Class C shares do not convert to another class.

     - Class Z Shares:   Sold without either an initial sales charge or CDSC
                         to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

    See "Shareholder Guide--Alternative Purchase Plan" at page 23.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares. See "Shareholder Guide--How to Sell Your Shares" at page 28.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES

                                          CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS Z SHARES
                                         -----------------  -----------------  -----------------  -----------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................         5%                None                1%                None
    Maximum Sales Load Imposed on
     Reinvested Dividends..............        None               None               None               None
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)...............        None           5% during the    1% on redemptions        None
                                                               first year,      made within 18
                                                            decreasing by 1%       months of
                                                            annually to 1% in      purchase
                                                              the fifth and
                                                             sixth years and
                                                             0% the seventh
                                                                  year*
    Redemption Fees....................        None               None               None               None
    Exchange Fee.......................        None               None               None               None

                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                          --------------   --------------   --------------   ---------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.....................        .70%              .70%            .70%              .70%
    12b-1 Fees (After Reduction)........        .25%++           1.00%           1.00%            None
    Other Expenses......................        .22%              .22%            .22%              .22%
                                                                                                     --
                                                ---               ---             ---
    Total Fund Operating Expenses (After
     Reduction).........................       1.17%             1.92%           1.92%              .92%
                                                                                                     --
                                                                                                     --
                                                ---               ---             ---
                                                ---               ---             ---

                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A............................  $  61   $   85   $  111   $   185
    Class B............................  $  69   $   90   $  114   $   196
    Class C............................  $  39   $   70   $  113   $   232
    Class Z............................  $   9   $   29   $   51   $   113
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A............................  $  61   $   85   $  111   $   185
    Class B............................  $  19   $   60   $  104   $   196
    Class C............................  $  29   $   70   $  113   $   232
    Class Z............................  $   9   $   29   $   51   $   113

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Fund's fiscal year ended September 30, 1998. "Other Expenses" includes Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees, as reduced by the Manager's expense reimbursement, and franchise taxes, but excludes foreign withholding taxes.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

+ Dealers may independently charge additional fees for shareholder transaction or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of the Fund, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice. Total operating expenses without such limitation would be 1.22%. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)

  The following financial highlights with respect to the five years ended September 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                    -------------------------------------------------------------------------
                                                    1998 (d)   1997 (d)   1996 (d)   1995 (d)   1994 (d)   1993 (d)   1992 (d)
                                                    --------   --------   --------   --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $ 18.95    $ 15.30    $ 14.18    $ 12.40    $ 13.06    $ 11.25    $10.16
                                                    --------   --------   --------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       --        .02        .04        .05         --        .03       .02
Net realized and unrealized gain (loss) on
  investment transactions.........................    (3.31)      6.06       1.75       2.57        .13       3.14      1.47
                                                    --------   --------   --------   --------   --------   --------   -------
Total from investment operations..................    (3.31)      6.08       1.79       2.62        .13       3.17      1.49
                                                    --------   --------   --------   --------   --------   --------   -------
LESS DISTRIBUTIONS
Dividends from net investment income..............       --         --         --         --         --         --        --
Distributions from net realized capital gains on
  investment transactions.........................    (1.85)     (2.43)      (.67)      (.84)      (.79)     (1.36)     (.40)
                                                    --------   --------   --------   --------   --------   --------   -------
Total distributions...............................    (1.85)     (2.43)      (.67)      (.84)      (.79)     (1.36)     (.40)
                                                    --------   --------   --------   --------   --------   --------   -------
Net asset value, end of period....................  $ 13.79    $ 18.95    $ 15.30    $ 14.18    $ 12.40    $ 13.06    $11.25
                                                    --------   --------   --------   --------   --------   --------   -------
                                                    --------   --------   --------   --------   --------   --------   -------

TOTAL RETURN(c):..................................   (18.90)%    45.92%     13.38%     23.29%      1.13%     30.42%    15.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $365,431   $412,980   $237,306   $242,231   $103,078   $94,842    $44,845
Ratios to average net assets:
  Expenses, including distribution fees...........     1.17%      1.21%      1.24%      1.33%      1.33%      1.17%     1.33%
  Expenses, excluding distribution fees...........      .92%       .96%       .99%      1.08%      1.09%       .97%     1.13%
  Net investment income (loss)....................       --        .15%       .33%       .30%       .00%       .26%      .19%
Portfolio turnover................................       36%        58%        53%        64%        82%        68%       99%


                                                              JANUARY 22,
                                                               1990 (a)
                                                                THROUGH
                                                             SEPTEMBER 30,
                                                     1991        1990
                                                    -------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  7.36     $  8.55
                                                    -------  -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................      .05         .09
Net realized and unrealized gain (loss) on
  investment transactions.........................     2.82       (1.20)
                                                    -------  -------------
Total from investment operations..................     2.87       (1.11)
                                                    -------  -------------
LESS DISTRIBUTIONS
Dividends from net investment income..............     (.07)       (.08)
Distributions from net realized capital gains on
  investment transactions.........................       --          --
                                                    -------  -------------
Total distributions...............................     (.07)       (.08)
                                                    -------  -------------
Net asset value, end of period....................  $ 10.16     $  7.36
                                                    -------  -------------
                                                    -------  -------------
TOTAL RETURN(c):..................................    39.39%     (13.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $25,165     $17,222
Ratios to average net assets:
  Expenses, including distribution fees...........     1.50%       1.61%(b)
  Expenses, excluding distribution fees...........     1.30%       1.42%(b)
  Net investment income (loss)....................      .59%       1.54%(b)
Portfolio turnover................................      111%         79%

-----------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d) Calculated based upon weighted average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)

  The following financial highlights with respect to the five years ended September 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

                                                                                     CLASS B
                                                    -------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                    -------------------------------------------------------------------------
                                                    1998 (b)   1997 (b)   1996 (b)   1995 (b)   1994 (b)   1993 (b)   1992 (b)
                                                    --------   --------   --------   --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................  $ 17.64    $ 14.49    $ 13.56    $ 11.99    $ 12.74    $ 11.08    $10.11
                                                    --------   --------   --------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)......................     (.12)      (.09)      (.06)      (.06)      (.09)      (.06)     (.07)
Net realized and unrealized gain (loss) on
  investment transactions.........................    (3.04)      5.67       1.66       2.47        .13       3.08      1.44
                                                    --------   --------   --------   --------   --------   --------   -------
Total from investment operations..................    (3.16)      5.58       1.60       2.41        .04       3.02      1.37
                                                    --------   --------   --------   --------   --------   --------   -------
LESS DISTRIBUTIONS
Dividends from net investment income..............       --         --         --         --         --         --        --
Distributions from net realized capital gains on
  investment transactions.........................    (1.85)     (2.43)      (.67)      (.84)      (.79)     (1.36)     (.40)
                                                    --------   --------   --------   --------   --------   --------   -------
Total distributions...............................    (1.85)     (2.43)      (.67)      (.84)      (.79)     (1.36)     (.40)
                                                    --------   --------   --------   --------   --------   --------   -------
Net asset value, end of year......................  $ 12.63    $ 17.64    $ 14.49    $ 13.56    $ 11.99    $ 12.74    $11.08
                                                    --------   --------   --------   --------   --------   --------   -------
                                                    --------   --------   --------   --------   --------   --------   -------

TOTAL RETURN(c):..................................   (19.52)%    44.91%     12.56%     22.37%       .34%     29.40%    14.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).....................  $514,159   $645,579   $378,861   $361,873   $425,502   $376,068   $172,018
Ratios to average net assets:
  Expenses, including distribution fees...........     1.92%      1.96%      1.99%      2.08%      2.09%      1.97%     2.13%
  Expenses, excluding distribution fees...........      .92%       .96%       .99%      1.08%      1.09%       .97%     1.13%
  Net investment income (loss)....................     (.75)%     (.60)%     (.42)%     (.51)%     (.76)%     (.54)%    (.61)%
Portfolio turnover................................       36%        58%        53%        64%        82%        68%       99%


                                                     1991       1990     1989 (a)
                                                    -------   --------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................  $  7.34   $   9.11   $ 7.47
                                                    -------   --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)......................     (.02)       .07      .06
Net realized and unrealized gain (loss) on
  investment transactions.........................     2.82      (1.75)    1.65
                                                    -------   --------   -------
Total from investment operations..................     2.80      (1.68)    1.71
                                                    -------   --------   -------
LESS DISTRIBUTIONS
Dividends from net investment income..............     (.03)      (.09)    (.07 )
Distributions from net realized capital gains on
  investment transactions.........................       --         --       --
                                                    -------   --------   -------
Total distributions...............................     (.03)      (.09)    (.07 )
                                                    -------   --------   -------
Net asset value, end of year......................  $ 10.11   $   7.34   $ 9.11
                                                    -------   --------   -------
                                                    -------   --------   -------
TOTAL RETURN(c):..................................    38.33%    (18.63)%  23.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).....................  $118,660  $ 86,440   $160,995
Ratios to average net assets:
  Expenses, including distribution fees...........     2.30%      2.18%    1.79%
  Expenses, excluding distribution fees...........     1.30%      1.28%    1.17%
  Net investment income (loss)....................     (.21)%      .91%     .74%
Portfolio turnover................................      111%        79%      79%

-----------------

   (a) On January 31, 1989, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as Manager of the Fund.

   (b) Calculated based upon weighted average shares outstanding during the year.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Net of expense reimbursement.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)

  The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

                                                                     CLASS C
                                            ---------------------------------------------------------
                                                                                          AUGUST 1,
                                                                                          1994 (a)
                                                    YEAR ENDED SEPTEMBER 30,               THROUGH
                                            -----------------------------------------   SEPTEMBER 30,
                                            1998 (d)   1997 (d)   1996 (d)   1995 (d)     1994 (d)
                                            --------   --------   --------   --------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $17.64     $14.49     $13.56     $11.99       $11.61
                                            --------   --------   --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.......................     (.12)      (.09)      (.06)      (.06)        (.01)
Net realized and unrealized gain on
  investment transactions.................    (3.04)      5.67       1.66       2.47          .39
                                            --------   --------   --------   --------      ------
Total from investment operations..........    (3.16)      5.58       1.60       2.41          .38
                                            --------   --------   --------   --------      ------
LESS DISTRIBUTIONS
Distributions from net realized capital
  gains on investment transactions........    (1.85)     (2.43)      (.67)      (.84)          --
                                            --------   --------   --------   --------      ------
Net asset value, end of period............   $12.63     $17.64     $14.49     $13.56       $11.99
                                            --------   --------   --------   --------      ------
                                            --------   --------   --------   --------      ------
TOTAL RETURN(c):..........................   (19.52)%    44.91%     12.56%     22.37%        3.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $26,804    $22,049    $4,323     $1,545       $  269
Ratios to average net assets:
  Expenses, including distribution fees...     1.92%      1.96%      1.99%      2.08%        2.22%(b)
  Expenses, excluding distribution fees...      .92%       .96%       .99%      1.08%        1.22%(b)
  Net investment loss.....................     (.75)%     (.60)%     (.42)%     (.46)%       (.31)%(b)
Portfolio turnover........................       36%        58%        53%        64%          82%

-------------
  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d) Calculated based upon weighted average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)

  The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

                                                                               CLASS Z
                                                           ------------------------------------------------
                                                                                                MARCH 1,
                                                              YEAR ENDED SEPTEMBER 30,          1996 (a)
                                                                                                THROUGH
                                                           -------------------------------   SEPTEMBER 30,
                                                              1998 (d)         1997 (d)         1996 (d)
                                                           --------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................      $    19.04       $    15.32       $13.69
                                                           --------------   --------------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................             .04              .06          .05
Net realized and unrealized gain on investment
  transactions...........................................           (3.31)            6.09         1.58
                                                           --------------   --------------      -------
Total from investment operations.........................           (3.27)            6.15         1.63
                                                           --------------   --------------      -------
LESS DISTRIBUTIONS
Distributions from net realized capital gains on
  investment transactions................................           (1.85)           (2.43)          --
                                                           --------------   --------------      -------
Net asset value, end of period...........................      $    13.92       $    19.04       $15.32
                                                           --------------   --------------      -------
                                                           --------------   --------------      -------
TOTAL RETURN(c):.........................................          (18.58)%          46.38%       11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................      $  125,770       $  151,215       $68,516
Ratios to average net assets:
  Expenses...............................................            %.92             %.96          .99%(b)
  Net investment income (loss)...........................            %.25             %.40          .58%(b)
Portfolio turnover.......................................            % 36             % 58           53%

------------
  (a)  Commencement of offering of Class Z shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d) Calculated based upon weighted average shares outstanding during the period.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH. THE FUND WILL ATTEMPT TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN A CAREFULLY SELECTED PORTFOLIO OF COMMON STOCKS. INVESTMENT INCOME IS OF INCIDENTAL IMPORTANCE, AND THE FUND MAY INVEST IN SECURITIES WHICH DO NOT PRODUCE ANY INCOME. HOWEVER, THERE MAY BE PERIODS WHEN, IN THE JUDGMENT OF THE FUND'S SUBADVISER, MARKET OR GENERAL ECONOMIC CONDITIONS JUSTIFY A TEMPORARY DEFENSIVE POSITION. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information. As with an investment in any mutual fund, an investment in this Fund can decrease in value and shareholders can lose money.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  The stocks which the Fund's Subadviser generally expects to select for the Fund's portfolio are those stocks of smaller, less well known companies which, in the Subadviser's judgment, have valuations that are temporarily low relative to the companies' earnings, assets, cash flow and dividends. These criteria are not rigid, and other stocks may be included in the Fund's portfolio if they are expected to help the Fund attain its objective. These criteria can be changed by the Fund's Board of Directors.

  The Fund may invest in equity related securities. Equity related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts
(ADRs), American Depository Shares (ADSs), and warrants and rights exercisable for equity securities. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and are traded on a United States exchange or over-the-counter market.

  IN ADDITION, THE FUND MAY PURCHASE AND SELL PUT AND CALL OPTIONS ON STOCKS, STOCK INDICES AND FOREIGN CURRENCIES, AND MAY PURCHASE AND SELL FOREIGN CURRENCY FORWARD CONTRACTS AND FUTURES CONTRACTS ON FOREIGN CURRENCIES AND STOCK INDICES AND OPTIONS THEREON TO HEDGE ITS PORTFOLIO AND TO ATTEMPT TO ENHANCE RETURN. SEE "HEDGING AND RETURN ENHANCEMENT STRATEGIES" BELOW. THE FUND MAY ALSO INVEST UP TO 15% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE ADDITIONAL RISKS. Such investment risks include future adverse political and economic developments, possible seizure or nationalization of the company in whose securities the Fund has invested and possible establishment of exchange controls or other laws that might adversely affect the repatriation of assets or the payment of dividends. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. See "Other Investments and Policies--Foreign Investments" below.

  IN SEEKING TO ACHIEVE ITS INVESTMENT OBJECTIVE, THE FUND HAS GENERALLY INVESTED IN COMMON STOCKS WITH SMALLER MARKET CAPITALIZATIONS THAN THOSE OF THE STOCKS INCLUDED IN THE DOW JONES INDUSTRIAL AVERAGE OR THE LARGEST STOCKS INCLUDED IN THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX (S&P 500). As a result, the Fund's portfolio will generally be made up of common stocks issued by smaller, less well known companies (market capitalizations typically less than $1.5 billion or a corresponding market capitalization in foreign markets) selected by the Subadviser on the basis of fundamental investment analysis. Market capitalization is measured at the time of purchase. The Fund may, however, invest in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

  THE FUND MAY ALSO INVEST WITHOUT LIMIT IN HIGH QUALITY MONEY MARKET INSTRUMENTS (a) WHEN CONDITIONS DICTATE A TEMPORARY DEFENSIVE STRATEGY, (b) UNTIL THE PROCEEDS FROM THE SALE OF THE FUND'S SHARES HAVE BEEN INVESTED OR (c) DURING TEMPORARY PERIODS OF PORTFOLIO RESTRUCTURING. Such instruments may include commercial paper of domestic corporations, certificates of deposit, repurchase agreements, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies.

  REAL ESTATE INVESTMENT TRUSTS

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue
Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

  FOREIGN SECURITIES

  The Fund may invest up to 15% of its total assets in securities of foreign issuers (including securities of issuers domiciled outside of the U.S. which trade on a national securities exchange and obligations of foreign branches of domestic banks. For purposes of this limitation, ADRs and ADSs are not deemed to be foreign securities.

  Investing in securities of foreign issuers and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio containing foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

  The financial condition and results of operations of many domestic issuers in which the Fund is permitted to invest may be affected by some of the foregoing factors to the extent that their sales are made and/or their operations are conducted outside the United States.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of derivatives, such as options, futures contracts and options thereon. The Subadviser will use such techniques as market conditions warrant. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON EQUITY SECURITIES AND STOCK INDICES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER (OTC) MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO. THESE OPTIONS WILL BE ON EQUITY SECURITIES AND STOCK INDICES (E.G., S&P 500). THE FUND MAY WRITE PUT AND CALL OPTIONS TO GENERATE ADDITIONAL INCOME THROUGH THE RECEIPT OF PREMIUMS, PURCHASE PUT OPTIONS IN AN EFFORT TO PROTECT THE VALUE OF SECURITIES THAT IT OWNS AGAINST A DECLINE IN MARKET VALUE AND PURCHASE CALL OPTIONS IN AN EFFORT TO PROTECT AGAINST AN INCREASE IN THE PRICE OF SECURITIES (OR CURRENCIES) IT INTENDS TO PURCHASE. THE FUND MAY ALSO PURCHASE PUT AND CALL OPTIONS TO OFFSET PREVIOUSLY WRITTEN PUT AND CALL OPTIONS OF THE SAME SERIES.

  A CALL OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE "EXERCISE PRICE" OR "STRIKE PRICE"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, as long as the Fund is obligated under the option it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. See "Investment Objective and Policies-- Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

  PURCHASES AND SALES OF OTC OPTIONS SUBJECT THE FUND TO RISKS NOT PRESENT WITH RESPECT TO EXCHANGE TRADED OPTIONS. Unlike exchange traded options, OTC options are contracts between the Fund and its counterparty without the interposition of any clearing organization. As a result, the Fund is subject to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. Consequently, the value of an OTC option to the Fund is dependent on the financial viability of the OTC counterparty. See "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures--Additional Risks of Purchasing OTC Options" in the Statement of Additional Information.

  OPTIONS ON FOREIGN CURRENCIES

  The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

  The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. See "Risks of Hedging and Return Enhancement Strategies" below. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

  If, on the other hand, the Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

  FOREIGN CURRENCY FORWARD CONTRACTS

  A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements and commissions are charged for such trades.

  When the Fund invests in foreign securities, the Fund may enter into forward contracts in several circumstances to protect the value of its portfolio. The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities being hedged held in its portfolio denominated or quoted in, or currently convertible into, such currency.

  When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Internal Revenue Code for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts. See "Investment Objective and Policies-- Risks Related to Foreign Currency Forward Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

  The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for BONA FIDE hedging purposes in accordance with regulations of the CFTC (I.E., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect the Fund's transactions in exchange traded futures contracts and options thereon, provided certain conditions are satisfied.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE SUBADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS INVESTORS, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. If the Subadviser's prediction of movements in the direction of the securities markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include:
(1) dependence on the Subadviser's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices;
(2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged;
(3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Additionally, the Fund's successful use of foreign currency forward contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Subadviser's ability to predict the direction of the market and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices.

  These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. There can be no assurance that the Fund will be able to successfully hedge its portfolio or that foreign exchange rates will be sufficiently predictable to enable the Subadviser to employ hedging (including cross-hedging) techniques.

  The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the Subadviser believes that the other party to the options will continue to make a market for such options.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by the PIFM, pursuant to an order of the Commission.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

  BORROWING

  The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, emergency or extraordinary purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities (or securities convertible into or exchangeable for such securities of the same issuer) as the securities sold short (a short sale against-the-box). No more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended September 30, 1998, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were 1.17%, 1.92%, 1.92%, and .92%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .70 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. For the fiscal year ended September 30, 1998, the Fund incurred management fees payable to the Manager of .70% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

  As of October 31, 1998, PIFM served as the manager to 67 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $68.2 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY THE MANAGER FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC'S ADDRESS IS PRUDENTIAL PLAZA, NEWARK, NEW JERSEY, 07102-3777. Under the Management Agreement, the Manager continues to have responsibility for all investment advisory services and supervises Prudential Investments' performance of such services.

  The Fund is managed by Roger E. Ford and Jay S. Kaplan, both of the Subadviser. As a team, they have responsibility for the day-to-day management of the Fund's portfolio. The Fund's portfolio managers share a value investment style, focusing on strong companies selling at a discount from their perceived true worth. Messrs. Ford and Kaplan select stocks for the Fund's portfolio at prices which in their view are temporarily low relative to the company's earnings, assets, cash flow and dividends. Mr. Ford has managed the Fund's portfolio since July 1995 and manages a number of other portfolios advised by the Subadviser. Mr. Ford has been employed by the Subadviser as a portfolio manager since 1972. Mr. Kaplan, who became the co-manager of the Fund in January 1996, has been involved in the management of a number of value-oriented equity investment portfolios since joining Prudential Mutual Funds in 1993. Prior to joining Prudential Mutual Funds, Mr. Kaplan was employed by the Prudential Capital Management Group as a high yield credit analyst.

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as the distributor of Fund shares. Prudential Securities is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSE OF DISTRIBUTING THE FUND'S CLASS A, CLASS B

AND CLASS C SHARES. The Distributor also incurs the expense of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is paid for or reimbursed by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE FUND. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and (ii) a service fee of
 .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives CDSCs from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended September 30, 1998, the Fund incurred distribution expenses of .25%, 1% and 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees for the Class A shares as described under "Distributor" above. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  The Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837, serves as transfer agent and dividend disbursing agent and, in those capacities, maintains certain books and records for the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000 READINESS DISCLOSURE

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.

  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum federal long-term capital gains rate for individual shareholders is 20%, and the maximum statutory federal income tax rate for ordinary income is 39.6%. The maximum statutory federal long-term capital gains rate and the maximum statutory federal tax rate for ordinary income for corporate shareholders currently is 35%.

  Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month if such dividends are paid during January of the following calendar year.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts and income from some other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss on shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders, gain or loss on shares held more than one year will be considered in determining a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.

  The Fund has obtained opinions of counsel to the effect that (i) the conversion of Class B shares into Class A shares or (ii) the exchange of any class of the Fund's shares for any other class of its shares does not constitute a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

WITHHOLDING TAXES

  Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to certain shareholders who fail to furnish their correct tax identification numbers to the IRS on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax laws. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges. This generally will result in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to the Fund's Transfer Agent, Prudential Mutual Fund Services LCC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JULY 28, 1980. THE FUND IS AUTHORIZED TO ISSUE 750 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK. CLASS A, CLASS B AND CLASS Z SHARES EACH CONSISTS OF 200 MILLION AUTHORIZED SHARES; CLASS C SHARES CONSIST OF 150 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell

Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fee). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, your Dealer or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."

  In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares except that the minimum for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from the Transfer Agent, the Distributor or a Dealer. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charges are retained by the Dealer and are not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired, and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Small Company Value Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Small Company Value Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A...   Maximum initial sales charge of 5%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .25 of 1%)               reduced for certain purchases

CLASS B      Maximum CDSC of 5% of the lesser of                   1%                    Shares convert to Class A shares
             the amount invested or the                                                  approximately seven years after
             redemption proceeds; declines to                                            purchase
             zero after six years

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS C      Maximum initial sales charge of 1%                    1%                    Shares do not convert to another
             of the public offering price and                                            class
             maximum CDSC of 1% of the lesser of
             the amount invested or the
             redemption proceeds and redemptions
             made within 18 months of purchase

CLASS Z      None                                                 None                   Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee, which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C and Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES, UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $25,000              5.00%             5.26%              4.75%
          $25,000 to $49,999             4.50              4.71               4.25
          $50,000 to $99,999             4.00              4.17               3.75
          $100,000 to $249,999           3.25              3.36               3.00
          $250,000 to $499,999           2.50              2.56               2.40
          $500,000 to $999,999           2.00              2.04               1.90
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, Prudential Securities or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finder's fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 401(a), 403(b) or 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualifed plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 employees.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund); (b) employees of the Distributor, Prudential Securities and the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent; (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer; (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries; (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer; (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase; (g) investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution; (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g. mutual fund "wrap" or asset allocation programs); and (i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g. mutual fund "supermarket programs").

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor, plus in the case of Class C shares, an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares, to Dealers, financial advisers and other persons which sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. Prudential Securities anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor" above. In connection with the sale of Class C shares, Prudential Securities will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notifiy the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Section 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (a) were Class Z shareholders of Prudential Mutual Funds or
(b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); (vi) employees of Prudential or Prudential Securities who participate in a Prudential-sponsored employee savings plan and
(vii) Prudential with an investment of $10 million or more. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  Participants in programs sponsored by Prudential Retirement Services should contact their group representative for more information about Class Z shares.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE

CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (or one year in the case of shares purchased prior to November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                               CDSC AS A PERCENTAGE
                                              OF THE DOLLARS INVESTED
          YEAR SINCE PURCHASE                           OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                     5.0      %
          Second........................                     4.0
          Third.........................                     3.0
          Fourth........................                     2.0
          Fifth.........................                     1.0
          Sixth.........................                     1.0
          Seventh.......................                    None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made: first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code for a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy; (iii) in the case of a section 403(b) custodial account, a lump sum or other distribution after attaining 59 1/2; and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities and Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemption from a Systematic Withdrawal Plan. On a annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased prior to August 1, 1994" in the Statement of Additional Information.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, and units of The Stable Value Fund.

  OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to the Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO THE TRANSFER AGENT, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (neither of which are subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another Dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be modified, suspended or terminated upon 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.

  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a Command Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.

  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the "protected value" and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities Financial Adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

      TAXABLE BOND FUNDS
    --------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio

      TAX-EXEMPT BOND FUNDS
    -----------------------------
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    Massachusetts Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------
Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin American Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
    --------------------
Prudential Balanced Fund
Prudential Diversified Funds
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
    --------------------------
- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Fund's Risk Factors and Special Characteristics?.............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Hedging and Return Enhancement Strategies.................................   10
  Other Investments and Policies............................................   14
  Investment Restrictions...................................................   15
HOW THE FUND IS MANAGED.....................................................   15
  Manager...................................................................   16
  Distributor...............................................................   16
  Fee Waivers and Subsidy...................................................   18
  Portfolio Transactions....................................................   18
  Custodian and Transfer and Dividend Disbursing Agent......................   18
  Year 2000 Readiness Disclosure............................................   18
HOW THE FUND VALUES ITS SHARES..............................................   19
HOW THE FUND CALCULATES PERFORMANCE.........................................   19
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   20
GENERAL INFORMATION.........................................................   21
  Description of Common Stock...............................................   21
  Additional Information....................................................   22
SHAREHOLDER GUIDE...........................................................   22
  How to Buy Shares of the Fund.............................................   22
  Alternative Purchase Plan.................................................   23
  How to Sell Your Shares...................................................   28
  Conversion Feature--Class B Shares........................................   32
  How to Exchange Your Shares...............................................   33
  Shareholder Services......................................................   34
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  A-1

-------------------------------------------

MF109A

                                       Class A:    743968 10 9
                                       Class B:    743968 20 8
                        CUSIP Nos.:    Class C:    743968 30 7
                                       Class Z:    743968 40 6

PRUDENTIAL
SMALL
COMPANY
VALUE
FUND, INC.

                                              PROSPECTUS
                                              November 30, 1998
                                              www.prudential.com
           -----------------

         [LOGO]

Prudential Small Company Value Fund, Inc.
--------------------------------

PROSPECTUS DATED NOVEMBER 30, 1998

----------------------------------------------------------------

Prudential Small Company Value Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is capital growth. The Fund invests primarily in a carefully selected portfolio of common stocks--generally stocks of smaller, less well known companies that typically have valuations which, in the investment adviser's view, are temporarily low relative to the companies' earnings, assets, cash flow and dividends. The Fund's purchase and sale of put and call options and related short-term trading may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell options on stocks, stock indices and foreign currencies, foreign currency forward contracts and futures contracts on stock indices and foreign currencies and options thereon in accordance with limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated November 30, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above. The Commission maintains a Web site (http:/www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL SMALL COMPANY VALUE FUND, INC.?

    Prudential Small Company Value Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The Fund's investment objective is capital growth. It seeks to achieve this objective by investing primarily in a carefully selected portfolio of common stocks--generally stocks of smaller, less well known companies (with market capitalizations less than $1.5 billion or a corresponding market capitalization in foreign markets) that typically have valuations which, in the investment adviser's view, are temporarily low relative to the companies' earnings, assets, cash flow and dividends. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

    In seeking to achieve its investment objective, the Fund generally invests in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the largest stocks included in the Standard & Poor's 500 Composite Stock Index. As a result, the Fund's portfolio has generally been made up of common stocks issued by smaller, less well known companies selected by the investment adviser on the basis of fundamental investment analysis. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money. See "How the Fund Invests--Investment Objective and Policies" at page 9. The Fund may also engage in various hedging and return enhancement strategies, including using derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 10. In addition, the Fund may invest up to 15% of its total assets in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Investment Objective and Policies--Foreign Securities" at page 10.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (the Manager) is the manager of the Fund and is compensated for its services at an annual rate of .70 of 1% of the Fund's average daily net assets. As of October 31, 1998, the Manager served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately 68.2 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (the Subadviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with the Manager. See "How the Fund is Managed--Manager" at page 15.

  WHO DISTRIBUTES THE FUND'S SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. The Distributor is paid a distribution and service fee at the rate of .25 of 1% of the average daily net assets of the Class A shares and 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund.

    See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 33.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge which may be imposed either (i) at the time of purchase (Class A or Class C shares) or
  (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 5% of
                         the offering price.

     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:   Sold with an initial sales charge of 1% and, for 18
                         months after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but Class C shares do not convert to another class.

     - Class Z Shares:   Sold without either an initial sales charge or CDSC
                         to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

    See "Shareholder Guide--Alternative Purchase Plan" at page 23.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES

                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS Z SHARES
                                          -----------------  -----------------  -----------------  -----------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)....................         5%                None                1%                None
    Maximum Sales Load Imposed on
     Reinvested Dividends...............        None               None               None               None
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)................        None           5% during the    1% on redemptions        None
                                                                first year,      made within 18
                                                             decreasing by 1%       months of
                                                             annually to 1% in      purchase
                                                               the fifth and
                                                              sixth years and
                                                              0% the seventh
                                                                   year*
    Redemption Fees.....................        None               None               None               None
    Exchange Fee........................        None               None               None               None

                                           CLASS A SHARES      CLASS B SHARES      CLASS C SHARES      CLASS Z SHARES
                                          -----------------   -----------------   -----------------   -----------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.....................          .70%                 .70%               .70%                .70%
    12b-1 Fees (After Reduction)........          .25%++              1.00%              1.00%              None
    Other Expenses......................          .22%                 .22%               .22%                .22%
                                                                                                               --
                                                  ---                  ---                ---
    Total Fund Operating Expenses (After
     Reduction).........................         1.17%                1.92%              1.92%                .92%
                                                                                                               --
                                                                                                               --
                                                  ---                  ---                ---
                                                  ---                  ---                ---

                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A............................  $  61   $   85   $  111   $   185
    Class B............................  $  69   $   90   $  114   $   196
    Class C............................  $  39   $   70   $  113   $   232
    Class Z............................  $   9   $   29   $   51   $   113
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A............................  $  61   $   85   $  111   $   185
    Class B............................  $  19   $   60   $  104   $   196
    Class C............................  $  29   $   70   $  113   $   232
    Class Z............................  $   9   $   29   $   51   $   113

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Fund's fiscal year ended September 30, 1998. "Other Expenses" includes Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees, as reduced by the Manager's expense reimbursement, and franchise taxes, but excludes foreign withholding taxes.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

+ Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of the Fund, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice. Total operating expenses without such limitation would be 1.22%. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)

  The following financial highlights with respect to the five years ended September 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                      CLASS A
                               --------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                               --------------------------------------------------------------------------------------
                               1998 (d)    1997 (d)   1996 (d)   1995 (d)   1994 (d)   1993 (d)   1992 (d)     1991
                               ---------   --------   --------   --------   --------   --------   --------   --------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................  $   18.95   $  15.30   $  14.18   $  12.40   $  13.06   $ 11.25    $ 10.16    $   7.36
                               ---------   --------   --------   --------   --------   --------   --------   --------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income........         --        .02        .04        .05         --       .03        .02         .05
Net realized and unrealized
  gain (loss) on investment
  transactions...............      (3.31)      6.06       1.75       2.57        .13      3.14       1.47        2.82
                               ---------   --------   --------   --------   --------   --------   --------   --------
Total from investment
  operations.................      (3.31)      6.08       1.79       2.62        .13      3.17       1.49        2.87
                               ---------   --------   --------   --------   --------   --------   --------   --------

LESS DISTRIBUTIONS
Dividends from net investment
  income.....................         --         --         --         --         --        --         --        (.07)
Distributions from net
  realized capital gains on
  investment transactions....      (1.85)     (2.43)      (.67)      (.84)      (.79)    (1.36)      (.40)         --
                               ---------   --------   --------   --------   --------   --------   --------   --------
Total distributions..........      (1.85)     (2.43)      (.67)      (.84)      (.79)    (1.36)      (.40)       (.07)
                               ---------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of
  period.....................  $   13.79   $  18.95   $  15.30   $  14.18   $  12.40   $ 13.06    $ 11.25    $  10.16
                               ---------   --------   --------   --------   --------   --------   --------   --------
                               ---------   --------   --------   --------   --------   --------   --------   --------

TOTAL RETURN (c):............     (18.90)%    45.92%     13.38%     23.29%      1.13%    30.42%     15.39%      39.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................   $365,431   $412,980   $237,306   $242,231   $103,078   $94,842    $44,845     $25,165
Ratios to average net assets:
  Expenses, including
   distribution fees.........       1.17%      1.21%      1.24%      1.33%      1.33%     1.17%      1.33%       1.50%
  Expenses, excluding
   distribution fees.........        .92%       .96%       .99%      1.08%      1.09%      .97%      1.13%       1.30%
  Net investment income
   (loss)....................         --        .15%       .33%       .30%       .00%      .26%       .19%        .59%
Portfolio turnover...........         36%        58%        53%        64%        82%       68%        99%        111%


                                JANUARY 22,
                                 1990 (a)
                                  THROUGH
                               SEPTEMBER 30,
                                   1990
                               -------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................     $  8.55
                                   ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income........         .09
Net realized and unrealized
  gain (loss) on investment
  transactions...............       (1.20)
                                   ------
Total from investment
  operations.................       (1.11)
                                   ------
LESS DISTRIBUTIONS
Dividends from net investment
  income.....................        (.08)
Distributions from net
  realized capital gains on
  investment transactions....          --
                                   ------
Total distributions..........        (.08)
                                   ------
Net asset value, end of
  period.....................     $  7.36
                                   ------
                                   ------
TOTAL RETURN (c):............      (13.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................     $17,222
Ratios to average net assets:
  Expenses, including
   distribution fees.........        1.61%(b)
  Expenses, excluding
   distribution fees.........        1.42%(b)
  Net investment income
   (loss)....................        1.54%(b)
Portfolio turnover...........          79%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d) Calculated based upon weighted average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)

  The following financial highlights with respect to the five years ended September 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

                                                                                CLASS B
                                         -------------------------------------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                         -------------------------------------------------------------------------------------
                                         1998 (b)   1997 (b)   1996 (b)   1995 (b)   1994 (b)   1993 (b)   1992 (b)     1991
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...... $ 17.64      $14.49   $  13.56   $  11.99   $  12.74   $  11.08   $  10.11   $   7.34
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............    (.12)       (.09)      (.06)      (.06)      (.09)      (.06)      (.07)      (.02)
Net realized and unrealized gain (loss)
  on investment transactions............   (3.04)       5.67       1.66       2.47        .13       3.08       1.44       2.82
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
Total from investment operations........   (3.16)       5.58       1.60       2.41        .04       3.02       1.37       2.80
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------

LESS DISTRIBUTIONS
Dividends from net investment income....      --          --         --         --         --         --         --       (.03)
Distributions from net realized capital
  gains on investment transactions......   (1.85)      (2.43)      (.67)      (.84)      (.79)     (1.36)      (.40)        --
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
Total distributions.....................   (1.85)      (2.43)      (.67)      (.84)      (.79)     (1.36)      (.40)      (.03)
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
Net asset value, end of year............ $ 12.63    $  17.64   $  14.49   $  13.56   $  11.99   $  12.74   $  11.08   $  10.11
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------

TOTAL RETURN (c):.......................  (19.52)%     44.91%     12.56%     22.37%       .34%     29.40%     14.27%     38.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........... $514,159   $645,579   $378,861   $361,873   $425,502   $376,068   $172,018   $118,660
Ratios to average net assets:
  Expenses, including distribution
   fees.................................    1.92%       1.96%      1.99%      2.08%      2.09%      1.97%      2.13%      2.30%
  Expenses, excluding distribution
   fees.................................     .92%        .96%       .99%      1.08%      1.09%       .97%      1.13%      1.30%
  Net investment income (loss)..........    (.75)%      (.60)%     (.42)%     (.51)%     (.76)%     (.54)%     (.61)%     (.21)%
Portfolio turnover......................      36%         58%        53%        64%        82%        68%        99%       111%


                                            1990     1989 (a)
                                          --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......  $   9.11   $   7.47
                                          --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............       .07        .06
Net realized and unrealized gain (loss)
  on investment transactions............     (1.75)      1.65
                                          --------   --------
Total from investment operations........     (1.68)      1.71
                                          --------   --------
LESS DISTRIBUTIONS
Dividends from net investment income....      (.09)      (.07)
Distributions from net realized capital
  gains on investment transactions......        --         --
                                          --------   --------
Total distributions.....................      (.09)      (.07)
                                          --------   --------
Net asset value, end of year............  $   7.34   $   9.11
                                          --------   --------
                                          --------   --------
TOTAL RETURN (c):.......................    (18.63)%    23.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $86,440   $160,995
Ratios to average net assets:
  Expenses, including distribution
   fees.................................      2.18%      1.79%
  Expenses, excluding distribution
   fees.................................      1.28%      1.17%
  Net investment income (loss)..........       .91%       .74%
Portfolio turnover......................        79%        79%

-----------------

   (a) On January 31, 1989, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as Manager of the Fund.

   (b) Calculated based upon weighted average shares outstanding during the year.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Net of expense reimbursement.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)

  The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

                                                            CLASS C
                                   ---------------------------------------------------------
                                                                                 AUGUST 1,
                                                                                 1994 (a)
                                           YEAR ENDED SEPTEMBER 30,               THROUGH
                                   -----------------------------------------   SEPTEMBER 30,
                                   1998 (d)   1997 (d)   1996 (d)   1995 (d)     1994 (d)
                                   --------   --------   --------   --------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................   $ 17.64    $ 14.49    $13.56     $11.99       $11.61
                                   --------   --------   --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss..............      (.12)      (.09)     (.06)      (.06)        (.01)
Net realized and unrealized gain
  (loss) on investment
  transactions...................     (3.04)      5.67      1.66       2.47          .39
                                   --------   --------   --------   --------      ------
Total from investment
  operations.....................     (3.16)      5.58      1.60       2.41          .38
                                   --------   --------   --------   --------      ------
LESS DISTRIBUTIONS
Distributions from net realized
  capital gains on investment
  transactions...................     (1.85)     (2.43)     (.67)      (.84)          --
                                   --------   --------   --------   --------      ------
Net asset value, end of period...   $ 12.63    $ 17.64    $14.49     $13.56       $11.99
                                   --------   --------   --------   --------      ------
                                   --------   --------   --------   --------      ------
TOTAL RETURN (c):................    (19.52)%    44.91%    12.56%     22.37%        3.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)..........................   $26,804    $22,049    $4,323     $1,545         $269
Ratios to average net assets:
  Expenses, including
   distribution fees.............      1.92%      1.96%     1.99%      2.08%        2.22%(b)
  Expenses, excluding
   distribution fees.............       .92%       .96%      .99%      1.08%        1.22%(b)
  Net investment loss............      (.75)%     (.60)%    (.42)%     (.46)%       (.31)%(b)
Portfolio turnover...............        36%        58%       53%        64%          82%

------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d) Calculated based upon weighted average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)

  The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the Fund's annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

                                                              CLASS Z
                                           ----------------------------------------------
                                                                              MARCH 1,
                                                                              1996 (a)
                                             YEAR ENDED SEPTEMBER 30,         THROUGH
                                           -----------------------------   SEPTEMBER 30,
                                             1998 (d)        1997 (d)         1996 (d)
                                           ------------   --------------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....      $19.04         $15.32           $13.69
                                               ------         ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................         .04            .06              .05
Net realized and unrealized gain (loss)
  on investment transactions.............       (3.31)          6.09             1.58
                                               ------         ------           ------
Total from investment operations.........       (3.27)          6.15             1.63
                                               ------         ------           ------
LESS DISTRIBUTIONS
Distributions from net realized capital
  gains on investment transactions.......       (1.85)         (2.43)              --
                                               ------         ------           ------
Net asset value, end of period...........      $13.92         $19.04           $15.32
                                               ------         ------           ------
                                               ------         ------           ------
TOTAL RETURN (c):........................      (18.58)%        46.38%           11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........    $125,770       $151,215          $68,516
Ratios to average net assets:
  Expenses...............................         .92%           .96%             .99%(b)
  Net investment income (loss)...........         .25%           .40%             .58%(b)
Portfolio turnover.......................          36%            58%              53%

------------

  (a)  Commencement of offering of Class Z shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d) Calculated based upon weighted average shares outstanding during the period.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH. THE FUND WILL ATTEMPT TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN A CAREFULLY SELECTED PORTFOLIO OF COMMON STOCKS. INVESTMENT INCOME IS OF INCIDENTAL IMPORTANCE, AND THE FUND MAY INVEST IN SECURITIES WHICH DO NOT PRODUCE ANY INCOME. HOWEVER, THERE MAY BE PERIODS WHEN, IN THE JUDGMENT OF THE FUND'S SUBADVISER, MARKET OR GENERAL ECONOMIC CONDITIONS JUSTIFY A TEMPORARY DEFENSIVE POSITION. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information. As with an investment in any mutual fund, an investment in this Fund can decrease in value and shareholders can lose money.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  The stocks which the Fund's Subadviser generally expects to select for the Fund's portfolio are those stocks of smaller, less well known companies which, in the Subadviser's judgment, have valuations that are temporarily low relative to the companies' earnings, assets, cash flow and dividends. These criteria are not rigid, and other stocks may be included in the Fund's portfolio if they are expected to help the Fund attain its objective. These criteria can be changed by the Fund's Board of Directors.

  The Fund may invest in equity related securities. Equity related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts
(ADRs), American Depositary Shares (ADSs), and warrants and rights exercisable for equity securities. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and are traded on a United States exchange or over-the-counter market.

  IN ADDITION, THE FUND MAY PURCHASE AND SELL PUT AND CALL OPTIONS ON STOCKS, STOCK INDICES AND FOREIGN CURRENCIES, AND MAY PURCHASE AND SELL FOREIGN CURRENCY FORWARD CONTRACTS AND FUTURES CONTRACTS ON FOREIGN CURRENCIES AND STOCK INDICES AND OPTIONS THEREON TO HEDGE ITS PORTFOLIO AND TO ATTEMPT TO ENHANCE RETURN. SEE "HEDGING AND RETURN ENHANCEMENT STRATEGIES" BELOW. THE FUND MAY ALSO INVEST UP TO 15% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE ADDITIONAL RISKS. Such investment risks include future adverse political and economic developments, possible seizure or nationalization of the company in whose securities the Fund has invested and possible establishment of exchange controls or other laws that might adversely affect the repatriation of assets or the payment of dividends. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. See "Other Investments and Policies--Foreign Investments" below.

  IN SEEKING TO ACHIEVE ITS INVESTMENT OBJECTIVE, THE FUND HAS GENERALLY INVESTED IN COMMON STOCKS WITH SMALLER MARKET CAPITALIZATIONS THAN THOSE OF THE STOCKS INCLUDED IN THE DOW JONES INDUSTRIAL AVERAGE OR THE LARGEST STOCKS INCLUDED IN THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX (S&P 500). As a result, the Fund's portfolio will generally be made up of common stocks issued by smaller, less well known companies (market capitalizations typically less than $1.5 billion or a corresponding market capitalization in foreign markets) selected by the Subadviser on the basis of fundamental investment analysis. Market capitalization is measured at the time of purchase. The Fund may, however, invest in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

  THE FUND MAY ALSO INVEST WITHOUT LIMIT IN HIGH QUALITY MONEY MARKET INSTRUMENTS (a) WHEN CONDITIONS DICTATE A TEMPORARY DEFENSIVE STRATEGY, (b) UNTIL THE PROCEEDS FROM THE SALE OF THE FUND'S SHARES HAVE BEEN INVESTED OR (c) DURING TEMPORARY PERIODS OF PORTFOLIO RESTRUCTURING. Such instruments may include commercial paper of domestic corporations, certificates of deposit, repurchase agreements, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies.

  REAL ESTATE INVESTMENT TRUSTS

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue
Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

  FOREIGN SECURITIES

  The Fund may invest up to 15% of its total assets in securities of foreign issuers (including securities of issuers domiciled outside of the U.S. which trade on a national securities exchange and obligations of foreign branches of domestic banks. For purposes of this limitation, ADRs and ADSs are not deemed to be foreign securities.

  Investing in securities of foreign issuers and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio containing foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

  The financial condition and results of operations of many domestic issuers in which the Fund is permitted to invest may be affected by some of the foregoing factors to the extent that their sales are made and/or their operations are conducted outside the United States.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of derivatives, such as options, futures contracts and options thereon. The Subadviser will use such techniques as market conditions warrant. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON EQUITY SECURITIES AND STOCK INDICES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER (OTC) MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO. THESE OPTIONS WILL BE ON EQUITY SECURITIES AND STOCK INDICES (E.G., S&P 500). THE FUND MAY WRITE PUT AND CALL OPTIONS TO GENERATE ADDITIONAL INCOME THROUGH THE RECEIPT OF PREMIUMS, PURCHASE PUT OPTIONS IN AN EFFORT TO PROTECT THE VALUE OF SECURITIES THAT IT OWNS AGAINST A DECLINE IN MARKET VALUE AND PURCHASE CALL OPTIONS IN AN EFFORT TO PROTECT AGAINST AN INCREASE IN THE PRICE OF SECURITIES (OR CURRENCIES) IT INTENDS TO PURCHASE. THE FUND MAY ALSO PURCHASE PUT AND CALL OPTIONS TO OFFSET PREVIOUSLY WRITTEN PUT AND CALL OPTIONS OF THE SAME SERIES.

  A CALL OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE "EXERCISE PRICE" OR "STRIKE PRICE"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, as long as the Fund is obligated under the option it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. See "Investment Objective and Policies-- Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

  PURCHASES AND SALES OF OTC OPTIONS SUBJECT THE FUND TO RISKS NOT PRESENT WITH RESPECT TO EXCHANGE TRADED OPTIONS. Unlike exchange traded options, OTC options are contracts between the Fund and its counterparty without the interposition of any clearing organization. As a result, the Fund is subject to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. Consequently, the value of an OTC option to the Fund is dependent on the financial viability of the OTC counterparty. See "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures--Additional Risks of Purchasing OTC Options" in the Statement of Additional Information.

  OPTIONS ON FOREIGN CURRENCIES

  The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

  The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. See "Risks of Hedging and Return Enhancement Strategies" below. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

  If, on the other hand, the Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

  FOREIGN CURRENCY FORWARD CONTRACTS

  A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements and commissions are charged for such trades.

  When the Fund invests in foreign securities, the Fund may enter into forward contracts in several circumstances to protect the value of its portfolio. The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities being hedged held in its portfolio denominated or quoted in, or currently convertible into, such currency.

  When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Internal Revenue Code for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts. See "Investment Objective and Policies-- Risks Related to Foreign Currency Forward Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

  The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for BONA FIDE hedging purposes in accordance with regulations of the CFTC (I.E., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect the Fund's transactions in exchange traded futures contracts and options thereon, provided certain conditions are satisfied.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE SUBADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS INVESTORS, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. If the Subadviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Additionally, the Fund's successful use of foreign currency forward contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Subadviser's ability to predict the direction of the market and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices.

  These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. There can be no assurance that the Fund will be able to successfully hedge its portfolio or that foreign exchange rates will be sufficiently predictable to enable the Subadviser to employ hedging (including cross-hedging) techniques.

  The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the Subadviser believes that the other party to the options will continue to make a market for such options.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by the PIFM, pursuant to an order of the Commission.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

  BORROWING

  The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, emergency or extraordinary purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities (or securities convertible into or exchangeable for such securities of the same issuer) as the securities sold short (a short sale against-the-box). No more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended September 30, 1998, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were 1.17%, 1.92%, 1.92%, and .92%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .70 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. For the fiscal year ended September 30, 1998, the Fund incurred management fees payable to the Manager of .70% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

  As of October 31, 1998, PIFM served as the manager to 67 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $68.2 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, THE MANAGER MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY THE MANAGER FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, the Manager continues to have responsibility for all investment advisory services and supervises Prudential Investments' performance of such services.

  The Fund is managed by Roger E. Ford and Jay S. Kaplan, both of the Subadviser. As a team, they have responsibility for the day-to-day management of the Fund's portfolio. The Fund's portfolio managers share a value investment style, focusing on strong companies selling at a discount from their perceived true worth. Messrs. Ford and Kaplan select stocks for the Fund's portfolio at prices which in their view are temporarily low relative to the company's earnings, assets, cash flow and dividends. Mr. Ford has managed the Fund's portfolio since July 1995 and manages a number of other portfolios advised by the Subadviser. Mr. Ford has been employed by the Subadviser as a portfolio manager since 1972. Mr. Kaplan, who became the co-manager of the Fund in January 1996, has been involved in the management of a number of value-oriented equity investment portfolios since joining Prudential Mutual Funds in 1993. Prior to joining Prudential Mutual Funds, Mr. Kaplan was employed by the Prudential Capital Management Group as a high yield credit analyst.

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as the distributor of Fund shares. Prudential Securities is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSE OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expense of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is paid for or reimbursed by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE FUND. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and (ii) a service fee of
 .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives CDSCs from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended September 30, 1998, the Fund incurred distribution expenses of .25%, 1% and 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees for the Class A shares as described under "Distribution" above. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  The Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837, serves as transfer agent and dividend disbursing agent and, in those capacities, maintains certain books and records for the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5035.

YEAR 2000 READINESS DISCLOSURE

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.

  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum federal long-term capital gains rate for individual shareholders is 20% and the maximum statutory tax rate for ordinary income is 39.6%. The maximum statutory federal long-term capital gains rate and the maximum statutory federal tax rate for ordinary income for corporate shareholders is currently 35%.

  Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month if such dividends are paid during January of the following calendar year.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts and income from some other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

  Any gain or loss realized upon a sale or redemption (including any exchange of Fund shares for property other than Fund shares of another class) of Fund shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Any such loss on shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders, gain or loss on shares held more than one year will be considered in determining a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.

  The Fund has obtained opinions of counsel to the effect that (i) the conversion of Class B shares into Class A shares or (ii) the exchange of any class of the Fund's shares for any other class of its shares does not constitute a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  WITHHOLDING TAXES

  Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to certain shareholders who fail to furnish their correct tax identification numbers to the IRS on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax laws. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges. This generally will result in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to the Fund's Transfer Agent, Prudential Mutual Fund Services LCC, Attention: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5035. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JULY 28, 1980. THE FUND IS AUTHORIZED TO ISSUE 750 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK. CLASS A, CLASS B AND CLASS Z SHARES EACH CONSISTS OF 200 MILLION AUTHORIZED SHARES; CLASS C SHARES CONSIST OF 150 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fee). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5035. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."

  In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares except that the minimum for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50.

  Application forms can be obtained from the Transfer Agent, the Distributor or a Dealer. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charges are retained by the Dealer and are not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired, and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State

Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Small Company Value Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Small Company Value Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 5%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .25 of 1%)               reduced for certain purchases

CLASS B      Maximum CDSC of 5% of the lesser of                   1%                    Shares convert to Class A shares
             the amount invested or the                                                  approximately seven years after
             redemption proceeds; declines to                                            purchase
             zero after six years

CLASS C      Maximum initial sales charge of 1%                    1%                    Shares do not convert to another
             of the public offering price and                                            class
             maximum CDSC of the lesser of the
             amount invested or the redemption
             proceeds on redemptions made within
             18 months of purchase

CLASS Z      None                                                 None                   Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and; (v) Class Z shares are offered exclusively for sale to a limited group of investors. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee, which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C and Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES, UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $25,000              5.00%             5.26%              4.75%
          $25,000 to $49,999             4.50              4.71               4.25
          $50,000 to $99,999             4.00              4.17               3.75
          $100,000 to $249,999           3.25              3.36               3.00
          $250,000 to $499,999           2.50              2.56               2.40
          $500,000 to $999,999           2.00              2.04               1.90
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finder's fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent and for which the Transfer Agent does individual account recordkeeping (Direct Account Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund); (b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Transfer Agent; (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer; (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;
(e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer; (f) investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution; (g) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants; (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (E.G., mutual fund "wrap" or asset allocation programs); and (i) orders placed by clients of broker-dealers, investment advisers or financial planners for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (E.G., mutual fund "supermarket" programs).

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor, plus in the case of Class C shares, an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares, to Dealers, financial advisers and other persons which sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor" above. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Section 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);
(vi) employees of certain affiliates of the Distributor who participate in a Prudential-sponsored employee savings plan and (vii) Prudential with an investment of $10 million or more. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5035, the Distributor or your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from and make reasonable inquiries of, any eligible guarantor institution.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. If you hold shares through a Dealer, payment for shares presented for redemption will be credited to your account at your Dealer unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through your Dealer or the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares (or one year in the case of shares purchased prior to November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                               CDSC AS A PERCENTAGE
                                              OF THE DOLLARS INVESTED
          YEAR SINCE PURCHASE                           OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                5.0%
          Second........................                4.0
          Third.........................                3.0
          Fourth........................                2.0
          Fifth.........................                1.0
          Sixth.........................                1.0
          Seventh.......................               None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made: first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code for a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemption from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased prior to August 1, 1994" in the Statement of Additional Information.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund, an unaffiliated bank collective fund.

  OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to the Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5035.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO THE TRANSFER AGENT, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (neither of which are subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be modified, suspended or terminated upon 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account. For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.

  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Fund's Risk Factors and Special Characteristics?.............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Hedging and Return Enhancement Strategies.................................   10
  Other Investments and Policies............................................   14
  Investment Restrictions...................................................   15
HOW THE FUND IS MANAGED.....................................................   15
  Manager...................................................................   15
  Distributor...............................................................   16
  Fee Waivers and Subsidy...................................................   17
  Portfolio Transactions....................................................   18
  Custodian and Transfer and Dividend Disbursing Agent......................   18
  Year 2000 Readiness Disclosure............................................   18
HOW THE FUND VALUES ITS SHARES..............................................   18
HOW THE FUND CALCULATES PERFORMANCE.........................................   19
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   19
GENERAL INFORMATION.........................................................   21
  Description of Common Stock...............................................   21
  Additional Information....................................................   22
SHAREHOLDER GUIDE...........................................................   22
  How to Buy Shares of the Fund.............................................   22
  Alternative Purchase Plan.................................................   23
  How to Sell Your Shares...................................................   27
  Conversion Feature--Class B Shares........................................   31
  How to Exchange Your Shares...............................................   32
  Shareholder Services......................................................   33

-------------------------------------------

MF109P

                                       Class A:    743968 10 9
                                       Class B:    743968 20 8
                        CUSIP Nos.:    Class C:    743968 30 7
                                       Class Z:    743968 40 6

                   Prudential Small Company Value Fund, Inc.
                                   PROSPECTUS

                                   [GRAPHIC]

                               NOVEMBER 30, 1998

                                     [LOGO]

                             PRUDENTIAL INVESTMENTS

                   PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 30, 1998

    Prudential Small Company Value Fund, Inc. (the Fund), is an open-end, diversified, management investment company whose objective is capital growth. The Fund intends to invest primarily in a carefully selected portfolio of common stocks, generally stocks of smaller, less well known companies that typically have valuations which, in the investment adviser's view, are temporarily low relative to the companies' earnings, assets, cash flow and dividends. The Fund's purchase and sale of put and call options and related short-term trading may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell options on stocks, stock indices and foreign currencies, foreign currency forward contracts and futures contracts on stock indices and foreign currencies and options thereon in accordance with the limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated November 30, 1998. A copy of the Prospectus may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----
General Information...................................   B-2
Investment Objective and Policies.....................   B-2
Investment Restrictions...............................   B-9
Directors and Officers................................   B-10
Manager...............................................   B-14
Distributor...........................................   B-16
Portfolio Transactions and Brokerage..................   B-18
Purchase and Redemption of Fund Shares................   B-19
Shareholder Investment Account........................   B-23
Net Asset Value.......................................   B-26
Performance Information...............................   B-27
Taxes, Dividends and Distributions....................   B-29
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants..............................   B-31
Financial Statements..................................   B-32
Report of Independent Accountants.....................   B-45
Appendix I -- General Investment Information..........   I-1
Appendix II -- Historical Performance Data............   II-1
Appendix III -- Information Relating to The
 Prudential...........................................   III-1

--------------------------------------------------------------------------------

MF109B

                              GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Growth Opportunity Fund, Inc. to Prudential Growth Opportunity Fund, Inc. By an amendment to the Fund's Articles of Incorporation filed with the Maryland Secretary of State on June 10, 1996, the Fund's name was changed from Prudential Growth Opportunity Fund, Inc., to Prudential Small Companies Fund, Inc. At a meeting of the Fund's Board of Directors held on May 21, 1997, an amendment to the Fund's Articles of Incorporation was approved to change the Fund's name from Prudential Small Companies Fund, Inc. to Prudential Small Company Value Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is capital growth. It attempts to achieve such objective by investing primarily in a carefully selected portfolio of common stocks generally of smaller, less well known companies that typically have valuations which, in the Subadviser's view, are temporarily low relative to the companies' earnings, assets, cash flow and dividends. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

    The Subadviser believes that, in seeking to attain capital appreciation, it is important to attempt to minimize losses. Accordingly, the Subadviser will attempt to anticipate periods when stock prices generally decline. When, in the Subadviser's judgment, such a period is imminent, the Fund will take defensive measures, such as investing all or part of the Fund's assets in money market instruments during this period. The Fund may also engage in various derivatives transactions, such as the purchase and sale of options on stocks, stock indices and foreign currencies, foreign currency forward contracts and futures contracts on stock indices and foreign currencies and options thereon to hedge its portfolio and to attempt to enhance return.

    The Fund may invest without limit  in high quality money market  instruments
(a) when conditions dictate a temporary defensive strategy, (b) until the proceeds from the sale of the Fund's shares have been invested or (c) during temporary periods of portfolio restructuring. Such instruments may include commercial paper of domestic corporations, certificates of deposit, repurchase agreements, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the United States Government, its instrumentalities or its agencies.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND STOCK INDEX FUTURES

    CALL OPTIONS ON STOCK. The Fund may, from time to time, write call options on its portfolio securities. The Fund may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    Generally, the Subadviser intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value (NAV) occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Subadviser will generally not write listed covered call options when it anticipates that the market values of the Fund's portfolio securities will increase.

    One reason for the Fund to write call options is as part of a "sell discipline." If the Subadviser decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, the Fund could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

    In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Subadviser, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

    PUT OPTIONS ON STOCK. The Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

    Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because the Subadviser believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

    If, prior to the exercise of a put option, the Subadviser determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

    At the time a put option is written, the Fund will be required to segregate until the put is exercised or has expired, with its custodian, State Street Bank and Trust Company (the Custodian), cash or other liquid assets, marked-to-market daily, equal in value to the amount the Fund will be obligated to pay upon exercise of the put option.

    STOCK INDEX OPTIONS. Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or pledge to a broker as collateral for the option, cash or other liquid assets, marked-to-market daily, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate with the Fund's Custodian or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated or pledged. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral cash or other liquid assets, marked-to-market daily, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with the Fund's Custodian, it will not be subject to the requirements described in this paragraph.

    STOCK INDEX FUTURES. The Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash or other liquid assets, marked-to-market daily, having a value equal to the market value of the futures contracts, will be segregated with the Fund's Custodian, a futures commissions merchant, and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," provided all of the Fund's commodity futures or commodity options transactions constitute BONA FIDE hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund, and thus investors, may lose money if the Fund is unsuccessful in its use of these strategies.

    RISKS OF OPTIONS ON INDICES. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    ADDITIONAL RISKS OF PURCHASING OTC OPTIONS. In addition to those risks described in the Prospectus under "Investment Objective and Policies -- Hedging and Return Enhancement Strategies -- Options Transactions," OTC options are subject to certain additional risks. It is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.

    OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933 and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the staff of the Securities and Exchange Commission (the SEC) has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve the payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.

    There are currently legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of such laws or regulations in the future.

    There can be no assurance that the Fund's use of OTC options will be successful and the Fund may incur losses in connection with the purchase and sale of OTC options.

RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.

    The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contracts (less the value of the "covering" positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the prices of equity securities or a currency or group of currencies, the price of a futures contract may move more or less than the price of the equity securities or currencies being hedged. Therefore, a contract forecast of equity prices, currency rates, market trends or international political trends by the Subadviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, German Mark and Eurodollars.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute BONA FIDE hedging transactions within the meaning of the CFTC's regulations. The Fund will use stock index futures and currency futures and options on futures in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Subadviser to predict correctly movements in the direction of markets and other factors affecting equity securities and currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

SEGREGATED ASSETS

    The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

ILLIQUID SECURITIES

    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Subadviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in shares of other investment companies. Generally, the Fund does not intend to invest more than 5% of its total assets in such securities. To the extent the Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.

PORTFOLIO TURNOVER

    The Fund anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances. For the years ended September 30, 1998 and 1997, the Fund's portfolio turnover rate was 36% and 53%, respectively.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) With respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the value of its total assets in securities of any one issuer.

    (2) Purchase more than 10% of the outstanding voting securities of any one issuer.

    (3) Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    (4) Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

    (5) Purchase or sell commodities or commodity futures contracts, except that transactions in foreign currency financial futures contracts and forward contracts and related options are not considered to be transactions in commodities or commodity contracts.

    (6) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

    (7) Purchase securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    (8) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of the total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign currency exchange contracts and financial futures contracts and related options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

    (9) Make loans of money or securities, except by the purchase of debt obligations in which the Fund may invest consistently with its investment objective and policies or by investment in repurchase agreements.

    (10) Make short sales of securities except short sales against-the-box.

    (11) Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

    (12) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act, in disposing of a portfolio security.

    (13) Invest for the purpose of exercising control or management of any other issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                 WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (73)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; formerly, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; Director of The High
                                                                 Yield Income Fund, Inc.
Delayne Dedrick Gold (59)       Director                        Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                 WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
*Robert F. Gunia (51)           Vice President and Director     Vice President (since September 1997) of Prudential; Executive
                                                                 Vice President and Treasurer (since December 1996) of Prudential
                                                                 Investments Fund Management LLC (PIFM); Senior Vice President
                                                                 (since March 1987) of Prudential Securities Incorporated
                                                                 (Prudential Securities); formerly Chief Administrative Officer
                                                                 (July 1990-September 1996), Director (January 1989-September
                                                                 1996); Executive Vice President, Treasurer and Chief Financial
                                                                 Officer (June 1987-September 1996) of Prudential Mutual Fund
                                                                 Management, Inc.; Vice President and Director of The Asia
                                                                 Pacific Fund, Inc. (since May 1989); Director of The High Yield
                                                                 Income Fund, Inc.
Douglas H. McCorkindale (58)    Director                        Vice Chairman (since March 1984) and President (since September
                                                                 1997) of Gannett Co. Inc. (publishing and media) (since March
                                                                 1984); Director of Gannett Co. Inc., Frontier Corporation and
                                                                 Continental Airlines, Inc.
*Mendel A. Melzer, CFA (38)     Director                        Chief Investment Officer (since October 1996) of Prudential
751 Broad St.                                                    Mutual Funds; formerly Chief Financial Officer (November
Newark, NJ 07102                                                 1995-September 1996) of Prudential Investments; Senior Vice
                                                                 President and Chief Financial Officer (April 1993-November 1995)
                                                                 of Prudential Preferred Financial Services, Managing Director
                                                                 (April 1991-April 1993) of Prudential Investment Advisors and
                                                                 Senior Vice President (July 1989-April 1991) of Prudential
                                                                 Capital Corporation; Chairman and Director of Prudential Series
                                                                 Fund, Inc.; Director of The High Yield Income Fund, Inc.
Thomas T. Mooney (56)           Director                        President of the Greater Rochester Metro Chamber of Commerce;
                                                                 former Rochester City Manager; Trustee of Center for
                                                                 Governmental Research, Inc.; Director of Blue Cross of
                                                                 Rochester, Monroe County Water Authority, Rochester Jobs, Inc.,
                                                                 Executive Service Corps of Rochester, Monroe County Industrial
                                                                 Development Corporation, Northeast Midwest Institute and The
                                                                 High Yield Income Fund, Inc.; President, Director and Treasurer
                                                                 of First Financial Fund, Inc. and The High Yield Plus Fund, Inc.
Stephen P. Munn (55)            Director                        Chairman (since January 1994), Director and President (since
                                                                 1988) and Chief Executive Officer (1988-December 1993) of
                                                                 Carlisle Companies Incorporated (manufacturer of industrial products).

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                 WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
*Richard A. Redeker (54)        Director                        Employee of Prudential Investments; formerly President, Chief
751 Broad St.                                                    Executive Officer and Director (October 1993-September 1996),
Newark, NJ 07102                                                 Prudential Mutual Fund Management, Inc.; Executive Vice
                                                                 President, Director and Member of Operating Committee (October
                                                                 1993-September 1996), Prudential Securities. Director (October
                                                                 1993-September 1996) of Prudential Securities Group, Inc.,
                                                                 Executive Vice President, The Prudential Investment Corporation
                                                                 (January 1994-September 1996); Director (January 1994-September
                                                                 1996) of Prudential Mutual Fund Distributors, Inc. and
                                                                 Prudential Mutual Fund Services, Inc. and Senior Executive Vice
                                                                 President and Director of Kemper Financial Services, Inc.
                                                                 (September 1978-September 1993); President and Director of The
                                                                 High Yield Income Fund, Inc.
Robin B. Smith (58)             Director                        Chairman and Chief Executive Officer (since August 1996) of
                                                                 Publisher's Clearing House; formerly President and Chief
                                                                 Executive Officer (January 1988-August 1996) and President and
                                                                 Chief Operating Officer (September 1981-December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 Texaco Inc., Springs Industries Inc. and Kmart Corporation.
Brian M. Storms (44)            President and Director          President (since October 1998) of Prudential Investments;
                                                                 formerly President (September 1996-October 1998) of Prudential
                                                                 Mutual Funds, Annuities and Investment Management Services;
                                                                 Managing Director (July 1991-September 1996) of Fidelity
                                                                 Investment Institutional Services Company, Inc.; President,
                                                                 (October 1989-September 1991) of J.K. Schofield; Senior Vice
                                                                 President (September 1982-October 1989) of INVEST Financial
                                                                 Corporation.
Louis A. Weil, III (57)         Director                        Publisher and Chief Executive Officer (since January 1996) and
                                                                 Director (since September 1991) of Central Newspapers, Inc.;
                                                                 Chairman of the Board (since January 1996), Publisher and Chief
                                                                 Executive Officer (August 1991-December 1995) of Phoenix
                                                                 Newspapers, Inc.; formerly Publisher of Time Magazine (May
                                                                 1989-March 1991); President, Publisher and Chief Executive
                                                                 Officer of The Detroit News (February 1986-August 1989); and
                                                                 Member of the Advisory Board, Chase Manhattan Bank-Westchester;
                                                                 Director of The High Yield Income Fund, Inc.
Clay T. Whitehead (59)          Director                        President of National Exchange Inc. (new business development firm) (since May 1983).
Grace C. Torres (39)            Treasurer and Principal         First Vice President (since December 1996) of PIFM; First Vice
                                 Financial and                   President (since March 1993) of Prudential Securities; formerly
                                 Accounting Officer              First Vice President (March 1994-September 1996) of Prudential
                                                                 Mutual Fund Management, Inc. and Vice President (July 1989-March
                                                                 1994) of Bankers Trust Corporation.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                 WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Stephen M. Ungerman (44)        Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments; and
                                                                 the Private Asset Group of The Prudential Insurance Company of
                                                                 America (Prudential); formerly First Vice President of
                                                                 Prudential Mutual Fund Management, Inc. (February 1993-September
                                                                 1996).
Marguerite E. H. Morrison (42)  Secretary                       Vice President (since December 1996) of PIFM; Vice President and
                                                                 Associate General Counsel (since September 1987) of Prudential
                                                                 Securities; formerly Vice President and Associate General
                                                                 Counsel (June 1991-September 1996) of Prudential Mutual Fund
                                                                 Management, Inc.

------------
(1) Unless otherwise stated, the address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
 * "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, The Prudential Insurance Company of America (Prudential) or PIFM.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of the Manager annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.

    Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended September 30, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by the Manager (Fund Complex) for the calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                                                                 TOTAL 1997
                                                                       PENSION OR                               COMPENSATION
                                                                       RETIREMENT                                 FROM FUND
                                                     AGGREGATE      BENEFITS ACCRUED      ESTIMATED ANNUAL        AND FUND
                                                   COMPENSATION      AS PART OF FUND        BENEFITS UPON       COMPLEX PAID
                NAME OF DIRECTOR                     FROM FUND          EXPENSES             RETIREMENT         TO DIRECTORS
-------------------------------------------------  -------------  ---------------------  -------------------  -----------------
Edward D. Beach                                      $   2,875               None                   N/A       $  135,000(38/63)*
Delayne Dedrick Gold                                     2,875               None                   N/A          135,000(38/63)*
Robert F. Gunia+                                          None               None                   N/A             None
Donald Lennox, Former Director                             625               None                   N/A           90,000(26/50)
Douglas H. McCorkindale**                                2,875               None                   N/A           70,000(20/35)*
Mendel A. Melzer+                                         None               None                   N/A             None
Thomas T. Mooney**                                       2,875               None                   N/A          115,000(31/64)*
Stephen P. Munn                                          2,875               None                   N/A           45,000(15/21)*
Richard A. Redeker+                                       None               None                   N/A             None
Robin B. Smith**                                         2,875               None                   N/A           90,000(29/34)*
Louis A. Weil, III                                       2,875               None                   N/A           90,000(26/50)*
Clay T. Whitehead                                        2,875               None                   N/A           45,000(15/21)*

------------------------
 * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.
** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,097 for Douglas H. McCorkindale, Thomas T. Mooney and Robin B. Smith, respectively.
 + Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are  interested
   Directors did not receive compensation from the Fund or any other fund in the Fund Complex.

    As of November 13, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

    As of November 13, 1998, the only beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest was: Boston Safe Deposit & Trust as Trustee for K-Mart 401K, PRT. S, 1 Cabot Rd. #28-0035, Medford, MA 02155 which held 833,449 Class Z shares (8.6%).

    As of November 13, 1998, Prudential Securities was the record holder for other beneficial owners of 13,403,338 Class A shares (or 49.6% of the outstanding Class A shares), 28,037,111 Class B shares (or 68.5% of the outstanding Class B shares), 1,414,565 Class C shares (or 64.7% of the outstanding Class C shares), and 899,070 Class Z shares (or 9.3% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The Manager of the Fund is Prudential Investments Fund Management LLC (formerly, Prudential Mutual Fund Management LLC), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund Is Managed--Manager" in the Prospectus. As of October 31, 1998, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately 68.2 billion. According to the Investment Company Institute, as of October 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

    The Manager is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly owned subsidiary of the Manager serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's Custodian and the Transfer Agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .70 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to the Manager will be paid by the Manager to the Fund. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager;

    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments, pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution fees.

    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the

Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 14, 1998, and by shareholders of the Fund on April 28, 1988.

    For the fiscal years ended September 30, 1998, 1997 and 1996, the Fund incurred management fees of $9,138,728, $5,864,087 and $4,336,587, respectively.

    The Manager has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 14, 1998, and by shareholders of the Fund on April 28, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's Distributor.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expense of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are paid for or reimbursed by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 6, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who had no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 8, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc.
(NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares may be paid for providing personal service and/or maintaining shareholder accounts and (ii) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The

Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 14, 1998. The Class A Plan, as amended, was approved by Class A and Class B shareholders of the Fund, and the Class B Plan, as amended, was approved by Class B shareholders of the Fund, on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of the Fund on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended September 30, 1998, the Distributor and Prudential Securities received payments of $1,107,973 on behalf of the Fund under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 1998, the Distributor also received approximately $1,354,000 on behalf of the Fund in initial sales charges.

    CLASS B PLAN. For the fiscal year ended September 30, 1998, Prudential Securities and the Distributor received $6,784,624 from the Fund under the Class B Plan and spent approximately $6,095,929 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately $20,688 (.4%) was spent on printing and mailing of prospectuses to other than current shareholders; $1,429,082 (23.4%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $4,646,159 (76.2%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers $2,243,642 or (36.8%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses $2,402,517 or (39.4%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other incidental expenses relating to branch promotion of Fund shares.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1998, the Distributor and Prudential Securities received approximately $901,000 in contingent deferred sales charge attributable to Class B shares.

    CLASS C PLAN. For the fiscal year ended September 30, 1998, the Distributor and Prudential Securities received $292,592 from the Fund under the Class C Plan and spent approximately $279,582 in distributing Class C shares. It is estimated that of the latter amount, approximately $1,666 (.5%) was spent on printing and mailing of prospectuses to other than current shareholders; $12,442 (4.5%) on compensation to Prusec, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $265,474 (95.0%) on the aggregate of (i) $197,805 or (70.8%) as payments of commissions and account servicing fees to financial advisers and (ii) $67,669 or (24.2%) as allocation on account of overhead and other branch office distribution-related expenses. The Distributor receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1998, the Distributor and Prudential Securities received approximately $26,000 in contingent deferred sales charges attributable to Class C shares.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The amended Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 14, 1998.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, options on securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the "Subadviser." Purchases and sales of securities or futures contracts on a securities exchange or board of trade are effected through brokers or futures commission merchants who charge a commission for their services. Orders may be directed to any broker or futures commission merchant, including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities or futures contracts of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the

Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may  be affected  by  options written  or held  by  the Manager  and  other
investment   advisory  clients  of  the  Manager.  An  exchange  may  order  the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended September 30, 1998.

                                            FISCAL YEAR ENDED SEPTEMBER 30,
                                              1998        1997        1996
                                            --------    --------    --------
Total brokerage commissions paid by the
 Fund...................................    $1,812,871  $1,594,915  $954,560
Total brokerage commissions paid to
 Prudential Securities..................    $  2,049    $  1,380    $  0
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................        .001%        .09%      0%

    Of the total brokerage commissions paid by the Fund for the fiscal year ended September 30, 1998, $1,127,040 (69.42% of gross brokerage transactions) was paid to firms which provided research, statistical or other services provided to the Manager on behalf of the Fund. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same assets of the Fund and is identical in all respects, except that (i) each class is subject to different sales charges and distribution and/or service expenses (with the exception of Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class,

(iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that; (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange of market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at September 30, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share...................  $   13.79
Maximum sales charge (5% of offering price)..............................        .73
                                                                           ---------
Maximum offering price to public.........................................  $   14.52
                                                                           ---------
                                                                           ---------
CLASS B
Net asset value, offering price and redemption price to public per Class
 B share*................................................................  $   12.63
                                                                           ---------
                                                                           ---------
CLASS C
Net asset value, offering price and redemption price to public per Class
 C share*................................................................  $   12.63
Sales charge (1% of offering price)......................................        .13
                                                                           ---------
Offering price to public.................................................      12.76
                                                                           ---------
                                                                           ---------
CLASS Z
Net asset value, offering price and redemption price to public per Class
 Z share.................................................................  $   13.92
                                                                           ---------
                                                                           ---------
        --------------------
         * Class B and Class C shares are subject to a contingent
           deferred sales charge on certain redemptions. See "Shareholder
           Guide--How to Sell Your Shares-- Contingent Deferred Sales
           Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through your Dealer.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION
Death                                    A  copy of the  shareholder's death certificate or,
                                         in the case  of a  trust, a copy  of the  grantor's
                                         death   certificate,  plus  a  copy  of  the  trust
                                         agreement identifying the grantor.
Disability  -  An  individual  will  be  A  copy of the Social Security Administration award
considered disabled  if  he or  she  is  letter   or  a  letter  from  a  physician  on  the
unable to  engage  in  any  substantial  physician's letterhead stating that the shareholder
gainful   activity  by  reason  of  any  (or, in  the  case  of a  trust,  the  grantor)  is
medically   determinable   physical  or  permanently disabled. The letter must also indicate mental impairment which can be expected  the date of disability.
to  result  in  death   or  to  be   of
long-continued and indefinite duration.
Distribution  from  an  IRA  or  403(b)  A copy of the distribution form from the  custodial
Custodial Account                        firm  indicating  (i)  the  date  of  birth  of the
                                         shareholder and (ii) that  the shareholder is  over
                                         age    59    1/2   and    is   taking    a   normal
                                         distribution--signed by the shareholder.
Distribution from Retirement Plan        A letter signed  by the plan  administrator/trustee
                                         indicating the reason for the distribution.
Excess Contributions                     A  letter from the shareholder  (for an IRA) or the
                                         plan administrator/ trustee  on company  letterhead
                                         indicating  the amount of the excess and whether or
                                         not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by an investor in a single account exceeded $500,000. For example, if an investor purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of his/her Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                               CONTINGENT DEFERRED SALES CHARGE
                             AS A PERCENTAGE OF DOLLARS INVESTED
                                    OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     ----------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION   OVER $1 MILLION
-------------------------  ----------------------   ---------------
First....................           3.0%                   2.0%
Second...................           2.0%                   1.0%
Third....................           1.0%                   0%
Fourth and thereafter....           0%                     0%

    Shareholders must notify the Fund's Transfer Agent either directly or through the Distributor or your Dealer, at the time of redemption, that they are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of the shareholder's holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                                 $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years..........................................................   $     110    $     165    $     220    $     275
20 Years..........................................................         176          264          352          440
15 Years..........................................................         296          444          592          740
10 Years..........................................................         555          833        1,110        1,388
 5 Years..........................................................       1,371        2,057        2,742        3,428
See "Automatic Investment Plan."

------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent or the Distributor.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Distributor, the Transfer Agent or your Dealer. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

    The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and Prudential Securities reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

          TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,675      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692

------------------------
  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board in consultation with the Manager or Subadviser including its portfolio managers, traders and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected however that the NAV per share of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended September 30, 1998 were (22.96)%, 9.71% and 13.02%, respectively. The average annual total returns for Class B shares for the one, five and ten year periods ended September 30, 1998 were (24.52)%, 9.88% and 12.71% respectively. The average annual total returns for Class C shares for the one year and since inception, (August 1, 1994) periods ended September 30, 1998 were (20.52)% and 12.90%, respectively. The average total annual returns for Class Z shares for the one year and since inception (March 1, 1996) periods ended September 30, 1998, were (18.58)% and 11.80%, respectively.

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended September 30, 1998 were (18.90)%, 67.29% and 204.85%, respectively. The aggregate total returns for Class B shares for the one, five and ten year periods ended on September 30, 1998 were (19.52)%, 61.19% and 230.70%, respectively. The aggregate total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended September 30, 1998 were (19.52)% and 65.77%, respectively. The aggregate total returns for Class Z shares for the one year and since inception (March 1, 1996) periods ended September 30, 1998 were (18.58)% and 33.37%, respectively.

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  A LOOK AT PERFORMANCE
   OVER THE LONG-TERM
 AVERAGE ANNUAL RETURNS
    1/1/26 - 12/31/97
COMMON STOCKS                LONG-TERM GOVT. BONDS   INFLATION
11.0%                                         5.2%        3.1%

------------
(1)Source: Ibbotson   Associates.  "STOCKS,  BONDS,  BILLS  AND  INFLATION--1998
           YEARBOOK" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund expects to pay dividends of net investment income, if any, semi-annually. The Board of Directors of the Fund will determine at least once a year whether to distribute any net capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.

    The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains to the Fund to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without reduction for losses from the sale or other disposition of securities be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distributes to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund which is subject to tax will be considered to have been distributed by year-end.

In addition, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in such prior year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year. (The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is expected that the Fund will not be subjected to the excise tax.)

    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lease or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sales proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Certain futures contracts and certain listed options (referred to as Section 1256 Contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes, I.E., treated as having been sold at their fair market value on the last day of the Fund's taxable year. 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Under the "straddle" rules, the Fund may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any unrecognized gain on offsetting positions held by the Fund. Other special rules may apply to positions held as part of a straddle; in particular, the deductibility of interest or other charges incurred to purchase or carry such positions will be subject to limitations.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares, if any, will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable with the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Dividends and distributions may also be subject to state and local taxes.

    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund. Under proposed Treasury regulations, the Fund would be able to avoid such taxes and interest by electing to "mark-to-market" its investments in PFICs (I.E., treat them as sold for fair market value at the end of the year).

    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

    Foreign shareholders are advised to consult their own tax advisors with respect to particular tax consequences to them of an investment in the Fund.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund Is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1998, the Fund incurred fees of approximately $1,770,000 for the services of the Transfer Agent.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity examines the Fund's annual financial statements.

PORTFOLIO OF INVESTMENTS AS          PRUDENTIAL SMALL COMPANY
OF SEPTEMBER 30, 1998                VALUE FUND, INC.
---------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--94.1%
COMMON STOCKS--93.7%
---------------------------------------------------------------
AEROSPACE/DEFENSE--1.5%
 443,600     Doncasters PLC (ADR)
                (United Kingdom)(a)              $    4,935,050
 444,100     DRS Technologies, Inc.                   4,302,219
 153,800     Precision Castparts Corp.                6,344,250
                                                 --------------
                                                     15,581,519

---------------------------------------------------------------
APPAREL--0.5%
 507,600     Phillips-Van Heusen Corp.                4,822,200

---------------------------------------------------------------
AUTOMOTIVE--3.0%
 514,600     Excel Industries, Inc.                   6,432,500
 198,800     Midas, Inc.                              4,820,900
 401,600     Simpson Industries, Inc.                 4,041,100
 348,000     Standard Products Co.                    6,090,000
 363,400     Strattec Security Corp.(a)               9,630,100
                                                 --------------
                                                     31,014,600

---------------------------------------------------------------
BANKS--0.3%
 118,700     Commercial Federal Corp.                 2,796,869

---------------------------------------------------------------
BUILDING & CONSTRUCTION--2.8%
 365,300     Crossmann Communities, Inc.(a)           7,351,662
 235,400     Nortek Incorporated                      6,414,650
 449,900     NVR, Inc.(a)                            14,846,700
                                                 --------------
                                                     28,613,012

---------------------------------------------------------------
BUILDING & PRODUCTS--0.7%
 661,700     Cameron Ashley Building
                Products(a)                           7,402,769

---------------------------------------------------------------
BUSINESS SERVICES--0.7%
 589,600     World Fuel Services Corp.                7,333,150

---------------------------------------------------------------
CELLULAR COMMUNICATIONS--1.2%
 391,700     Centennial Cellular Corp.(a)            12,534,400

---------------------------------------------------------------
CHEMICALS--1.1%
1,297,300    Agrium, Inc. (Canada)               $   11,027,050

---------------------------------------------------------------
COAL--0.5%
 329,300     Arch Coal Inc.                           4,898,338

---------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--1.4%
1,004,300    Banctec, Inc.(a)                        14,311,275

---------------------------------------------------------------
CONTAINERS & PACKAGING--1.6%
 366,500     ACX Technologies, Inc.(a)                4,718,687
 338,400     Shorewood Packaging Corp.(a)             4,568,400
 463,400     U.S. Can Corp.(a)                        6,777,225
                                                 --------------
                                                     16,064,312

---------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.6%
 495,200     Belden, Inc.                             6,654,250

---------------------------------------------------------------
ELECTRICAL UTILITIES--0.8%
 247,200     TNP Enterprises, Inc.                    8,636,550

---------------------------------------------------------------
ELECTRONICS--1.6%
 463,200     Marshall Industries(a)                  10,219,350
1,050,400    Pioneer-Standard Electronics,
                Inc.                                  6,630,650
                                                 --------------
                                                     16,850,000

---------------------------------------------------------------
ENVIRONMENTAL SERVICES--0.2%
 141,197     BHA Group, Inc.                          1,659,065

---------------------------------------------------------------
FOOD DISTRIBUTION--1.5%
 248,500     Dominicks Supermarkets, Inc.(a)         10,623,375
 346,600     Richfood Holdings, Inc.                  5,328,975
                                                 --------------
                                                     15,952,350

---------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS          PRUDENTIAL SMALL COMPANY
OF SEPTEMBER 30, 1998                VALUE FUND, INC.
---------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
FOOD/DRUG RETAIL--0.5%
 165,300     Suiza Foods Corp.(a)                $    5,165,625

---------------------------------------------------------------
FURNITURE--0.7%
 284,000     Furniture Brands International,
                Inc.(a)                               5,538,000
 108,500     Stanley Furniture Company,
                Inc.(a)                               1,885,188
                                                 --------------
                                                      7,423,188

---------------------------------------------------------------
GAS DISTRIBUTION--2.3%
 251,900     Eastern Enterprises, Inc.               10,611,287
 570,400     UGI Corp.                               13,190,500
                                                 --------------
                                                     23,801,787

---------------------------------------------------------------
HEALTH SERVICES--2.8%
 781,832     Mariner Post-Acute Network, Inc.         4,006,889
 646,800     Raytel Medical Corp.(a)                  2,951,025
 867,350     Sierra Health Services, Inc.(a)         17,075,953
 757,700     Sun Healthcare Group, Inc.               4,925,050
                                                 --------------
                                                     28,958,917

---------------------------------------------------------------
HOSPITAL MANAGEMENT--2.0%
 499,700     Universal Health Services, Inc.,
                Class B(a)                           20,862,475

---------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.8%
 666,000     Premark International, Inc.             18,689,625

---------------------------------------------------------------
INSURANCE--10.4%
 475,027     Amerus Life Holdings, Inc.              10,420,905
 257,700     ARM Financial, Inc.                      4,574,175
 580,000     Capital Re Corp.                        15,877,500
 378,100     CNA Surety Corp.                         5,482,450
 606,200     Enhance Financial Services Group,
                Inc.                                 17,920,787
 565,700     Financial Security Assurance
                Holdings, Ltd.                       27,577,875
 473,900     Harleysville Group, Inc.                 9,774,188
  77,611     Liberty Corp.                       $    3,225,707
 681,600     MMI Cos., Inc.                          12,226,200
                                                 --------------
                                                    107,079,787

---------------------------------------------------------------
LODGING/GAMING--1.4%
 852,100     Red Roof Inns, Inc.(a)                  14,325,931

---------------------------------------------------------------
MACHINERY--2.0%
 594,780     Allied Products Corp.                    3,717,375
 829,800     CTB International Corp.(a)               5,704,875
 193,000     Gleason Corp.                            3,100,063
 864,500     Omniquip International, Inc.(a)          8,104,687
                                                 --------------
                                                     20,627,000

---------------------------------------------------------------
MEDIA--3.0%
 647,500     Century Communications Corp.,
                Class A(a)                           15,459,062
 749,290     Granite Broadcasting Corp.(a)            4,776,724
 309,300     Young Broadcasting, Inc., Class
                A(a)                                 10,516,200
                                                 --------------
                                                     30,751,986

---------------------------------------------------------------
METALS PROCESSING--3.2%
 441,450     Chase Industries, Inc.(a)                6,263,072
 557,900     Hawk Corporation                         5,369,787
 685,900     Ladish Co., Inc.                         6,044,494
 454,900     Ryerson Tull, Inc., Class A(a)           5,998,994
 447,500     Wolverine Tube, Inc.(a)                  9,425,469
                                                 --------------
                                                     33,101,816

---------------------------------------------------------------
MISCELLANEOUS INDUSTRIAL--14.9%
  62,414     American Woodmark Corp.                  1,583,755
 567,787     Applied Industrial Technologies,
                Inc.                                  9,262,026
 986,000     Blount International, Inc., Class
                A                                    23,417,500
 134,200     Carlisle Companies, Inc.                 5,225,413
 348,950     Clarcor, Inc.                            5,365,106
 590,000     Coinmach Laundry Corp.(a)                5,826,250
 621,200     DT Industries, Inc.                     10,560,400

---------------------------------------------------------------
See Notes to Financial Statements.

                          B-33

PORTFOLIO OF INVESTMENTS AS          PRUDENTIAL SMALL COMPANY
OF SEPTEMBER 30, 1998                VALUE FUND, INC.
---------------------------------------------------------------

SHARES       DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
MISCELLANEOUS INDUSTRIAL (CONT'D.)
  325,700    Graco, Inc.                         $    7,572,525
  605,800    Griffon Corp.                            5,300,750
  457,000    Kimball International, Inc.,
               Class B                               7,026,375
  464,500    Lincoln Electric Holdings, Inc.         10,799,625
  523,046    Mark IV Industries, Inc.                 7,616,857
  311,600    Pentair, Inc.                           10,049,100
  597,200    Regal Beloit Corp.                      13,287,700
  370,735    Robbins & Myers, Inc.                    7,854,948
  602,600    Servico, Inc.                            4,519,500
  737,400    United Dominion Industries, Ltd.
                (Canada)                             13,365,375
  567,700    Vari-Lite International, Inc.(a)         1,561,175
  120,915    Varlen Corp.                             3,355,391
                                                 --------------
                                                    153,549,771

---------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION--6.1%
  715,200    Bellwether Exploration Co.               4,335,900
1,213,900    Comstock Resources, Inc.(a)              7,131,662
  620,900    Louis Dreyfus Natural Gas
                Corp.(a)                              9,003,050
  358,200    Pioneer Natural Resources Co.            5,037,188
1,172,000    Santa Fe Energy Resources,
                Inc.(a)                              11,060,750
  274,100    Snyder Oil Corp.                         4,368,469
  423,300    St. Mary Land & Exploration Co.         10,106,287
1,019,100    Vintage Petroleum, Inc.                 11,719,650
                                                 --------------
                                                     62,762,956

---------------------------------------------------------------
PAPER & PACKAGING--1.1%
  544,300    Schweitzer-Mauduit International,
                Inc.                                 11,838,525

---------------------------------------------------------------
PRINTING & PUBLISHING--3.4%
  824,600    Big Flower Holdings, Inc.(a)            19,275,025
  499,100    World Color Press, Inc.(a)              15,472,100
                                                 --------------
                                                     34,747,125

---------------------------------------------------------------
REGIONAL BANKS--1.1%
  233,800    Community First Bankshares, Inc.         4,149,950
  388,000    Peoples Heritage Financial Group         6,959,750
                                                 --------------
                                                     11,109,700

---------------------------------------------------------------
RESTAURANTS--3.6%
  791,000    Host Marriott Services Corp.        $    7,217,875
  565,600    Ruby Tuesday, Inc.(a)                    8,554,700
1,215,300    Ryan's Family Steak Houses,
                Inc.(a)                              14,507,644
  470,100    VICORP Restaurants, Inc.(a)              6,375,731
                                                 --------------
                                                     36,655,950

---------------------------------------------------------------
RETAIL--4.0%
  512,300    BJ's Wholesale Club, Inc.(a)            18,827,025
  520,100    Dress Barn, Inc.(a)                      6,306,212
  395,800    Reebok International, Ltd.               5,368,038
  209,450    Regis Corp.                              6,597,675
  209,500    Tractor Supply Co.(a)                    4,137,625
                                                 --------------
                                                     41,236,575

---------------------------------------------------------------
SAVINGS & LOAN--1.7%
  420,200    Astoria Financial Corp.                 17,700,925

---------------------------------------------------------------
SPECIALTY CHEMICALS--2.3%
  422,500    Cambrex Corp.                            9,955,156
  464,400    Lilly Industries, Inc., Class A          8,185,050
  527,500    M.A. Hanna Co.                           5,934,375
                                                 --------------
                                                     24,074,581

---------------------------------------------------------------
STEEL - PRODUCERS--0.8%
  221,900    Northwest Pipe Co.(a)                    4,105,150
  223,600    Quanex Corp.                             4,430,075
                                                 --------------
                                                      8,535,225

---------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.7%
  919,400    Vanguard Cellular Systems, Inc.         17,468,600

---------------------------------------------------------------
TEXTILES--1.9%
  593,300    Dan River Inc., Class A(a)               6,526,300
  268,700    Dixie Group, Inc.                        1,746,550
  754,800    Guilford Mills, Inc.                    11,227,650
                                                 --------------
                                                     19,500,500

---------------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS          PRUDENTIAL SMALL COMPANY
OF SEPTEMBER 30, 1998                VALUE FUND, INC.
---------------------------------------------------------------

SHARES        DESCRIPTION                        VALUE (NOTE 1)
---------------------------------------------------------------
Tobacco--0.4%
 429,500     Dimon, Inc.                         $    4,536,594
---------------------------------------------------------------
Trucking & Shipping--0.6%
 517,800     Interpool, Inc.                          6,116,513
                                                 --------------
             Total common stocks
                (cost $1,050,561,367)               966,773,386
                                                 --------------
---------------------------------------------------------------
PREFERRED STOCK--0.2%
 197,500     DECS Trust, Convertible, 8.50%
                (Industrial)
                (cost $4,665,937)                     2,357,656
                                                 --------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                         VALUE (NOTE 1)
---------------------------------------------------------------
CONVERTIBLE BOND--0.2%
$  2,679     Robbins & Myers, Inc.,
                Convertible to 36.7 shares per
                1,000 Par until 9/1/03
                6.50%, 9/1/03
                (Misc. Industrial)
                (cost $2,679,000)                $    2,539,692
                                                 --------------
             Total long-term investments
                (cost $1,057,906,304)               971,670,734
                                                 --------------
---------------------------------------------------------------
SHORT-TERM INVESTMENT--5.9%
  60,297     Joint Repurchase Agreement
                Account,
                5.52%, 10/1/98
                (cost $60,297,000; Note 5)           60,297,000
                                                 --------------
---------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
             (cost $1,118,203,304; Note 4)        1,031,967,734
             Other assets in excess of
                liabilities                             196,322
                                                 --------------
             Net Assets--100%                    $1,032,164,056
                                                 --------------
                                                 --------------

---------------
ADR--American Depository Receipt.
(a) Non-income producing security.
---------------------------------------------------------------

See Notes to Financial Statements.

                                       PRUDENTIAL SMALL COMPANY
STATEMENT OF ASSETS AND LIABILITIES    VALUE FUND, INC.
---------------------------------------------------------------

ASSETS                                                                                                     SEPTEMBER 30, 1998
                                                                                                           ------------------
Investments, at value (cost $1,118,203,304)............................................................        $1,031,967,734
Receivable for investments sold........................................................................             4,766,114
Receivable for Fund shares sold........................................................................             2,542,588
Dividends and interest receivable......................................................................               964,119
Deferred expense and other assets......................................................................                23,826
                                                                                                           ------------------
   Total assets........................................................................................         1,040,264,381
                                                                                                           ------------------
LIABILITIES
Bank overdraft.........................................................................................               100,625
Payable for Fund shares reacquired.....................................................................             4,250,456
Payable for investments purchased......................................................................             2,124,120
Management fee payable.................................................................................               609,885
Distribution fee payable...............................................................................               536,557
Accrued expenses.......................................................................................               478,682
                                                                                                           ------------------
   Total liabilities...................................................................................             8,100,325
                                                                                                           ------------------
NET ASSETS.............................................................................................        $1,032,164,056
                                                                                                           ------------------
                                                                                                           ------------------
Net assets were comprised of:
   Common stock, at par................................................................................        $      783,552
   Paid-in capital in excess of par....................................................................           980,743,580
                                                                                                           ------------------
                                                                                                                  981,527,132
   Accumulated net realized gain on investments........................................................           136,872,494
   Net unrealized depreciation on investments..........................................................           (86,235,570)
                                                                                                           ------------------
Net assets, September 30, 1998.........................................................................        $1,032,164,056
                                                                                                           ------------------
                                                                                                           ------------------
Class A:
   Net asset value and redemption price per share
      ($365,431,000 DIVIDED BY 26,498,663 shares of common stock issued and outstanding)...............                $13.79
   Maximum sales charge (5% of offering price).........................................................                   .73
                                                                                                           ------------------
   Maximum offering price to public....................................................................                $14.52
                                                                                                           ------------------
                                                                                                           ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($514,158,573 DIVIDED BY 40,696,869 shares of common stock issued and outstanding)...............                $12.63
                                                                                                           ------------------
                                                                                                           ------------------
Class C:
   Net asset value, offering price and redemption price per share
      ($26,804,222 DIVIDED BY 2,121,574 shares of common stock issued and outstanding).................                $12.63
                                                                                                           ------------------
                                                                                                           ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($125,770,261 DIVIDED BY 9,038,120 shares of common stock issued and outstanding)................                $13.92
                                                                                                           ------------------
                                                                                                           ------------------

---------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
STATEMENT OF OPERATIONS
---------------------------------------------------------------

                                                   YEAR ENDED
NET INVESTMENT INCOME                          SEPTEMBER 30, 1998
                                               ------------------
Income
   Dividends (net of foreign withholding
      taxes of $48,147).....................   $      9,857,636
   Interest.................................          5,397,823
                                               ----------------
      Total income..........................         15,255,459
                                               ----------------
Expenses
   Management fee...........................          9,138,728
   Distribution fee--Class A................          1,107,973
   Distribution fee--Class B................          6,784,624
   Distribution fee--Class C................            292,592
   Transfer agent's fees and expenses.......          2,042,000
   Reports to shareholders..................            275,000
   Registration fees........................            256,000
   Custodian's fees and expenses............            230,000
   Legal fees and expenses..................             22,000
   Audit fee and expenses...................             25,000
   Directors' fees..........................             24,000
   Miscellaneous............................              3,595
                                               ----------------
      Total expenses........................         20,201,512
                                               ----------------
Net investment income (loss)................         (4,946,053)
                                               ----------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment
   transactions.............................        150,641,304
Net change in unrealized appreciation
   (depreciation) on investments............       (392,297,749)
                                               ----------------
Net loss on investments.....................       (241,656,445)
                                               ----------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS...................   $   (246,602,498)
                                               ----------------
                                               ----------------

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Statement of Changes in Net Assets
---------------------------------------------------------------

                                      YEAR ENDED SEPTEMBER 30,
INCREASE (DECREASE)             ------------------------------------
IN NET ASSETS                         1998                 1997
                                ----------------      --------------
Operations
   Net investment income
      (loss)..................  $     (4,946,053)     $   (1,914,727)
   Net realized gain on
      investments.............       150,641,304         138,255,423
   Net change in unrealized
      appreciation
      (depreciation) on
      investments.............      (392,297,749)        201,444,620
                                ----------------      --------------
   Net increase (decrease) in
      net assets resulting
      from operations.........      (246,602,498)        337,785,316
                                ----------------      --------------
Distributions from net
   realized gains (Note 1)
   Class A....................       (40,869,566)        (35,968,641)
   Class B....................       (70,405,034)        (62,311,718)
   Class C....................        (2,549,512)           (737,555)
   Class Z....................       (14,791,748)        (10,814,701)
                                ----------------      --------------
                                    (128,615,860)       (109,832,615)
                                ----------------      --------------
Fund share transactions (net
   of conversions) (Note 6)
   Proceeds from shares
      sold....................       864,798,421       1,508,723,401
   Net asset value of shares
      issued in reinvestment
      of distributions........       124,093,166         105,395,777
   Cost of shares
      reacquired..............      (813,331,700)     (1,299,254,732)
                                ----------------      --------------
   Net increase in net assets
      from Fund share
      transactions............       175,559,887         314,864,446
                                ----------------      --------------
Total increase (decrease).....      (199,658,471)        542,817,147
NET ASSETS
Beginning of year.............     1,231,822,527         689,005,380
                                ----------------      --------------
End of year...................  $  1,032,164,056      $1,231,822,527
                                ----------------      --------------
                                ----------------      --------------

--------------------------------------------------------------------
See Notes to Financial Statements.

                                           PRUDENTIAL SMALL COMPANY
NOTES TO FINANCIAL STATEMENTS              VALUE FUND, INC.
-------------------------------------------------------------------------------
Prudential Small Company Value Fund, Inc. is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.
-------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $4,946,053 for net operating losses during the fiscal year ended September 30, 1998. Net investment income, net realized gains and net assets were not affected by this change.

-------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ("PIC"), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.
--------------------------------------------------------------------------------

                                            PRUDENTIAL SMALL COMPANY
NOTES TO FINANCIAL STATEMENTS               VALUE FUND, INC.
--------------------------------------------------------------------------------

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended September 30, 1998.

PSI and PIMS have advised the Fund that they received approximately $1,354,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended September 30, 1998, they received approximately $901,000 and $26,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended September 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

-------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1998, the Fund incurred fees of approximately $1,770,000 for the services of PMFS. As of September 30, 1998, approximately $155,000 of such fees were due to PMFS. Transfer agent fees and expenses in Statement of Operations include certain out-of-pocket expenses paid to nonaffliates.

For the year ended September 30, 1998, PSI earned approximately $2,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

-------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1998 were $533,194,027 and $426,319,234, respectively.

The federal income tax basis of the Fund's investments at September 30, 1998 was $1,118,616,469 and, accordingly, net unrealized appreciation for federal income tax purposes was $86,648,735 (gross unrealized appreciation--$126,808,356 gross unrealized depreciation--$213,457,091).

-------------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had an 8.17% undivided interest in the joint account. The undivided interest for the Fund represents $60,297,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.
-------------------------------------------------------------------------------

                                               PRUDENTIAL SMALL COMPANY
NOTES TO FINANCIAL STATEMENTS                  VALUE FUND, INC.
-------------------------------------------------------------------------------

Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.

Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.

-------------------------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares are sold with a contingent deferred slaes charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a Front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 750 million shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B and Class Z shares each consist of 200 million authorized shares. Class C shares consist of 150 million authorized shares.

Transactions in shares of common stock for the years ended September 30, 1998 and 1997 were as follows:

Class A                                Shares         Amount
-------                              -----------   -------------
Year ended September 30, 1998:
Shares sold........................   16,276,703   $ 281,232,761
Shares issued in reinvestment of
  distributions....................    2,427,115      39,246,447
Shares reacquired..................  (15,693,393)   (272,105,329)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    3,010,425      48,373,879
Shares issued upon conversion from
  Class B..........................    1,693,186      28,221,380
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,703,611   $  76,595,259
                                     -----------   -------------
                                     -----------   -------------
Class A                                Shares         Amount
-------                              -----------   -------------
Year ended September 30, 1997:
Shares sold........................   58,541,824   $ 901,368,248
Shares issued in reinvestment of
  distributions....................    2,537,905      34,540,892
Shares reacquired..................  (56,528,491)   (869,785,004)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    4,551,238      66,124,136
Shares issued upon conversion from
  Class B..........................    1,732,321      27,796,514
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,283,559   $  93,920,650
                                     -----------   -------------
                                     -----------   -------------
Class B
-------
Year ended September 30, 1998:
Shares sold........................   20,431,318   $ 330,294,528
Shares issued in reinvestment of
  distributions....................    4,531,677      67,567,307
Shares reacquired..................  (19,026,353)   (301,792,212)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    5,936,642      96,069,623
Shares reacquired upon conversion
  into Class A.....................   (1,842,451)    (28,221,380)
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,094,191   $  67,848,243
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................   20,787,255   $ 309,922,681
Shares issued in reinvestment of
  distributions....................    4,656,202      59,320,016
Shares reacquired..................  (13,133,974)   (187,564,507)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................   12,309,483     181,678,190
Shares reacquired upon conversion
  into Class A.....................   (1,856,230)    (27,796,514)
                                     -----------   -------------
Net increase in shares
  outstanding......................   10,453,253   $ 153,881,676
                                     -----------   -------------
                                     -----------   -------------
Class C
-------
Year ended September 30, 1998:
Shares sold........................    1,868,621   $  30,323,339
Shares issued in reinvestment of
  distributions....................      167,005       2,490,049
Shares reacquired..................   (1,164,216)    (18,657,047)
                                     -----------   -------------
Net increase in shares
  outstanding......................      871,410   $  14,156,341
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................    1,398,968   $  20,854,398
Shares issued in reinvestment of
  distributions....................       56,529         720,186
Shares reacquired..................     (503,684)     (7,062,824)
                                     -----------   -------------
Net increase in shares
  outstanding......................      951,813   $  14,511,760
                                     -----------   -------------
                                     -----------   -------------

----------------------------------------------------------------

                                            PRUDENTIAL SMALL COMPANY
NOTES TO FINANCIAL STATEMENTS               VALUE FUND, INC.
--------------------------------------------------------------------

Class Z                                Shares         Amount
-------                              -----------   -------------
Year ended September 30, 1998:
Shares sold........................   12,690,019   $ 222,947,793
Shares issued in reinvestment of
  distributions....................      908,438      14,789,363
Shares reacquired..................  (12,501,837)   (220,777,112)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,096,620   $  16,960,044
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1997:
Shares sold........................   17,575,451   $ 276,578,074
Shares issued in reinvestment of
  distributions....................      792,865      10,814,683
Shares reacquired..................  (14,899,669)   (234,842,397)
                                     -----------   -------------
Net increase in shares
  outstanding......................    3,468,647   $  52,550,360
                                     -----------   -------------
                                     -----------   -------------

----------------------------------------------------------------

                                         PRUDENTIAL SMALL COMPANY
FINANCIAL HIGHLIGHTS                     VALUE FUND, INC.
-----------------------------------------------------------------

                                                                     Class A
                                           ------------------------------------------------------------
                                                             Year Ended September 30,
                                           ------------------------------------------------------------
                                             1998         1997         1996         1995         1994
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year......   $  18.95     $  15.30     $  14.18     $  12.40     $  13.06
                                           --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............      --             .02          .04          .05        --
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.31)        6.06         1.75         2.57          .13
                                           --------     --------     --------     --------     --------
   Total from investment operations.....      (3.31)        6.08         1.79         2.62          .13
                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Distributions from net realized gains...      (1.85)       (2.43)        (.67)        (.84)        (.79)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $  13.79     $  18.95     $  15.30     $  14.18     $  12.40
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(b):........................     (18.90)%      45.92%       13.38%       23.29%        1.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $365,431     $412,980     $237,306     $242,231     $103,078
Average net assets (000)................   $443,189     $287,894     $223,091     $174,449     $ 97,877
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.17%        1.21%        1.24%        1.33%        1.33%
   Expenses, excluding distribution
      fees..............................        .92%         .96%         .99%        1.08%        1.09%
   Net investment income (loss).........         --          .15%         .33%         .30%         .00%
For Class A, B, C and Z shares:
   Portfolio turnover...................         36%          58%          53%          64%          82%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           PRUDENTIAL SMALL COMPANY
FINANCIAL HIGHLIGHTS                       VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class B
                                           ------------------------------------------------------------
                                                             Year Ended September 30,
                                           ------------------------------------------------------------
                                             1998         1997         1996         1995         1994
                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year......   $  17.64     $  14.49     $  13.56     $  11.99     $  12.74
                                           --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............       (.12)        (.09)        (.06)        (.06)        (.09)
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.04)        5.67         1.66         2.47          .13
                                           --------     --------     --------     --------     --------
   Total from investment operations.....      (3.16)        5.58         1.60         2.41          .04
                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Distributions from net realized gains...      (1.85)       (2.43)        (.67)        (.84)        (.79)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $  12.63     $  17.64     $  14.49     $  13.56     $  11.99
                                           --------     --------     --------     --------     --------
                                           --------     --------     --------     --------     --------
TOTAL RETURN(b):........................     (19.52)%      44.91%       12.56%       22.37%         .34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $514,159     $645,579     $378,861     $361,873     $425,502
Average net assets (000)................   $678,462     $443,761     $355,636     $349,929     $399,920
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.92%        1.96%        1.99%        2.08%        2.09%
   Expenses, excluding distribution
      fees..............................        .92%         .96%         .99%        1.08%        1.09%
   Net investment income (loss).........       (.75)%       (.60)%       (.42)%       (.51)%       (.76)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL SMALL COMPANY
FINANCIAL HIGHLIGHTS                      VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class C                                       Class Z
                                           ------------------------------------------------------------     ---------------------
                                                                                            August 1,
                                                                                             1994(d)             Year Ended
                                                    Year Ended September 30,                 Through            September 30,
                                           ------------------------------------------     September 30,     ---------------------
                                             1998        1997        1996       1995          1994            1998         1997
                                           --------     -------     ------     ------     -------------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period....   $  17.64     $ 14.49     $13.56     $11.99        $ 11.61        $  19.04     $  15.32
                                           --------     -------     ------     ------          -----        --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............       (.12)       (.09)      (.06)      (.06)          (.01)            .04          .06
Net realized and unrealized gain (loss)
   on investment transactions...........      (3.04)       5.67       1.66       2.47            .39           (3.31)        6.09
                                           --------     -------     ------     ------          -----        --------     --------
   Total from investment operations.....      (3.16)       5.58       1.60       2.41            .38           (3.27)        6.15
                                           --------     -------     ------     ------          -----        --------     --------
LESS DISTRIBUTIONS
Distributions from net realized gains...      (1.85)      (2.43)      (.67)      (.84)         --              (1.85)       (2.43)
                                           --------     -------     ------     ------          -----        --------     --------
Net asset value, end of period..........   $  12.63     $ 17.64     $14.49     $13.56        $ 11.99        $  13.92     $  19.04
                                           --------     -------     ------     ------          -----        --------     --------
                                           --------     -------     ------     ------          -----        --------     --------
TOTAL RETURN(b):........................     (19.52)%     44.91%     12.56%     22.37%          3.19%         (18.58)%      46.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $ 26,804     $22,049     $4,323     $1,545        $   269        $125,770     $151,215
Average net assets (000)................   $ 29,259     $ 8,762     $2,786     $  784        $   179        $154,623     $ 97,310
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.92%       1.96%      1.99%      2.08%          2.22%(c)         .92%         .96%
   Expenses, excluding distribution
      fees..............................        .92%        .96%       .99%      1.08%          1.22%(c)         .92%         .96%
   Net investment income (loss).........       (.75)%      (.60)%     (.42)%     (.46)%         (.31)%(c)        .25%         .40%

                                            March 1,
                                             1996(e)
                                             Through
                                          September 30,
                                              1996
                                          -------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period....     $ 13.69
                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)............         .05
Net realized and unrealized gain (loss)
   on investment transactions...........        1.58
                                              ------
   Total from investment operations.....        1.63
                                              ------
LESS DISTRIBUTIONS
Distributions from net realized gains...          --
                                              ------
Net asset value, end of period..........     $ 15.32
                                              ------
                                              ------
TOTAL RETURN(b):........................       11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $68,516
Average net assets (000)................     $66,228
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         .99%(c)
   Expenses, excluding distribution
      fees..............................         .99%(c)
   Net investment income (loss).........         .58%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL SMALL COMPANY
REPORT OF INDEPENDENT ACCOUNTANTS            VALUE FUND, INC.
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Prudential Small Company Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Company Value Fund, Inc., at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998
--------------------------------------------------------------------------------
                                     B-45

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE OF $1.00 INVESTED ON
 1/1/26 THROUGH 12/31/97.
SMALL STOCKS                 $5,519.97
COMMON STOCKS                $1,828.33
LONG-TERM BONDS                 $39.07
TREASURY BILLS                  $14.25
INFLATION                        $9.02

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                        '87     '88     '89      '90      '91     '92     '93     '94      '95     '96    '97
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURY BONDS(1)        2.0%    7.0%    14.4%     8.5%   15.3%    7.2%   10.7%    (3.4)%  18.4%    2.7%    9.6%
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE SECURITIES(2)   4.3%    8.7%    15.4%    10.7%   15.7%    7.0%    6.8%    (1.6)%  16.8%    5.4%    9.5%
-------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE CORPORATE
 BONDS(3)                                2.6%    9.2%    14.1%     7.1%   18.5%    8.7%   12.2%    (3.9)%  22.3%    3.3%   10.2%
-------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD CORPORATE BONDS(4)       5.0%   12.5%     0.8%    (9.6)%  46.2%   15.8%   17.1%    (1.0)%  19.2%   11.4%   12.8%
-------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT BONDS(5)               35.2%    2.3%    (3.4)%   15.3%   16.2%    4.8%   15.1%     6.0%   19.6%    4.1%   (4.3)%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
 AND LOWEST RETURN PERCENT              33.2    10.2     18.8     24.9    30.9    11.0    10.3      9.9     5.5     8.7   17.12

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.

         TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/86 - 12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THE NETHERLANDS        20.5%
SWEDEN                 20.4%
SPAIN                  20.4%
HONG KONG              19.7%
BELGIUM                19.5%
SWITZERLAND            17.9%
USA                    17.1%
UK                     16.6%
FRANCE                 15.6%
GERMANY                12.1%
AUSTRIA                 9.6%
JAPAN                   6.6%

Source: Morgan Stanley Capital International (MSCI) and
Lipper Analytical Services, Inc. as of 12/31/97. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical
$10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Appreciation and Reinvesting
Dividends                                  $304,596
Capital Appreciation only                  $105,413

                                    [CHART]
Capital Appreciation and Reinvesting Dividends $228,266
Capital Appreciation Only $80,535
$10,000 Investment in 1969 through 1996

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.
This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard
& Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

           ---------------------------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $12.5 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CANADA               2.5%
U.S.                49.8%
PACIFIC BASIN       15.6%
EUROPE              32.1%

Source: Morgan Stanley Capital International, December 31, 1997.
Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley
Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

            This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)

                                    [CHART]

                                    YEAR-END
      Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

            The following chart, although not
            relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1977 through December 31, 1997. The horizontal "Best Returns Zone" band shows that a hypothetical blend portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK & BOND
              INDICES OVER THE PAST 20 YEARS
                   (12/31/77-12/31/97)*
S&P 500                                                          37.6%      -7.2%
EAFE                                                             69.9%     -23.2%
Lehman Aggregate                                                 32.6%      -2.9%
"BEST RETURNS ZONE"
WITH A DIVERSIFIED BLEND
1/3 S&P 500 INDEX
1/3 EAFE INDEX
1/3 LEHMAN AGGREGATE INDEX

            * Source: Prudential Investment Corporation based on data from Lipper Analytical New Applications (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30-year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,000 agents and nearly 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than
1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)

    HEALTHCARE.   Over  two   decades  ago,  Prudential   introduced  the  first
federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of December 30, 1997, Prudential Investments Fund Management is the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

--------------
(1) PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
(2) As of December 31, 1996

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP and PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

--------------
(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.
(5) Based on 559 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
(6) As of December 31, 1994

                                     III-2

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

    In  1995,  Prudential  Securities'  equity  research  team  ranked  8th   in
INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

--------------
(7) As of December 31, 1996.
(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3